                                                                    Exhibit 99.2



                        [BANC OF AMERICA SECURITIES LOGO]



--------------------------------------------------------------------------------



                  FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10

                                COLLATERAL ANNEX



                              SEPTEMBER 29TH, 2004


                               TABLE OF CONTENTS

> DESCRIPTION OF TOTAL MORTGAGE LOANS                                 2
> DESCRIPTION OF FIXED MORTGAGE LOANS                                 17
> DESCRIPTION OF ADJUSTABLE MORTGAGE LOANS                            28





o For the purposes of the tables in this collateral annex, the weighted average FICO and weighted average DTI numbers, have been calculated where FICO scores and DTI numbers were available, i.e. they are non-zero weighted averages.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

                         DESCRIPTION OF THE COLLATERAL
                          TOTAL MORTGAGE LOANS SUMMARY

-----------------------------------------------------------------------------------------------------------------------------------

SUMMARY                                                                     TOTAL               MINIMUM               MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-off Date Aggregate Principal Balance                 $1,439,571,465.12
Number of Loans                                                                  7,132
Average Original Loan Balance                                              $201,874.96            $20,000.00         $1,000,000.00
Average Current Loan Balance                                               $201,846.81             $1,150.00         $1,000,000.00
(1) Weighted Average Combined Original LTV                                      83.25%                14.15%               100.00%
(1) Weighted Average Gross Coupon                                               6.818%                4.125%               10.375%
(2) Weighted Average Gross Margin                                               4.802%                2.875%                8.000%
(2) Weighted Average Term to Next Rate Adjustment Date (months)                     30                     4                    61
(1) Weighted Average Remaining Term to Maturity (months)                           358                   175                   360
(1) Weighted Average Credit Score                                                  649                   540                   813
-----------------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Total.
(2) Weighted Average reflected in the Adjustable Mortgage Loans.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             PERCENT OF STATISTICAL
                                                                                                                   CUT-OFF DATE
                                                           RANGE                                                PRINCIPAL BALANCE
                                                           -----                                                -----------------
Product Type                                               Adjustable                                                90.64%
                                                           Fixed                                                      9.36%

IO Loan %                                                                                                            58.85%
Lien                                                       First                                                    100.00%
                                                           Second                                                     0.00%

Property Type                                              SFR                                                       68.03%
                                                           2-4 Family                                                 5.30%
                                                           PUD                                                       19.35%
                                                           Condominium                                                7.32%

Occupancy Status                                           Owner Occupied                                            96.86%
                                                           Non-Owner Occupied                                         2.41%
                                                           Second Home                                                0.73%

Geographic Distribution                                    California                                                39.29%
                                                           Florida                                                    5.91%
                                                           Texas                                                      4.74%
                                                           Illinois                                                   4.54%
                                                           New York                                                   4.24%

Number of States (including DC)                                                                                          48
Largest Zip Code Concentration                             91913                                                      0.46%
Loans with Prepayment Penalties                                                                                      82.62%
Loans with Primary Mortgage Insurance                                                                                20.92%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
           FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
           MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
           TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MORTGAGE COUPONS

 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
   MORTGAGE COUPONS     NUMBER OF     AGGREGATE PRINCIPAL      PERCENT OF      W.A.    W.A. GROSS      W.A.
                        MORTGAGE            BALANCE             LOANS BY       DTI       COUPON       CREDIT
                          LOANS                                PRINCIPAL                               SCORE
                                                                BALANCE
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 4.001 - 4.500              3               $802,800              0.06%       49.35%     4.412%         679
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 4.501 - 5.000             40              11,314,682             0.79        46.22      4.854         695
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 5.001 - 5.500             257             71,454,431             4.96        46.99      5.386         693
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 5.501 - 6.000             836            225,793,572            15.68        46.30      5.852         679
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 6.001 - 6.500            1,261           311,659,905            21.65        45.01      6.329         663
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 6.501 - 7.000            1,450           307,928,023            21.39        43.02      6.821         647
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 7.001 - 7.500            1,184           216,810,405            15.06        41.95      7.319         633
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 7.501 - 8.000            1,043           163,184,215            11.34        41.57      7.803         616
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 8.001 - 8.500             574             77,547,003             5.39        40.61      8.309         611
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 8.501 - 9.000             361             41,620,454             2.89        39.18      8.773         606
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 9.001 - 9.500             98              9,367,507              0.65        38.95      9.271         595
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 9.501 - 10.000            24              2,050,470              0.14        36.22      9.709         640
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 10.001 - 10.500            1                38,000               0.00         0.00     10.375         726
 -------------------- -------------- ----------------------- --------------- -------- ------------ ------------
 TOTAL:                 7,132           $1,439,571,465           100.00%      43.62%     6.818%        649
 -------------------------------- -------------- ----------------------- --------------- -------- -------------

 --------------------  --------------- ------------- ---------------- -----------
   MORTGAGE COUPONS    W.A. COMBINED       W.A.      W.A. REMAINING   W.A. LOAN
                        ORIGINAL LTV     ORIGINAL        TERM TO         AGE
                                         TERM TO        MATURITY
                                         MATURITY
 --------------------  --------------- ------------- ---------------- -----------
 4.001 - 4.500             80.00%          360             359            1
 --------------------  --------------- ------------- ---------------- -----------
 4.501 - 5.000             73.93           360             360            0
 --------------------  --------------- ------------- ---------------- -----------
 5.001 - 5.500             78.58           360             360            0
 --------------------  --------------- ------------- ---------------- -----------
 5.501 - 6.000             79.33           360             359            0
 --------------------  --------------- ------------- ---------------- -----------
 6.001 - 6.500             80.74           359             359            0
 --------------------  --------------- ------------- ---------------- -----------
 6.501 - 7.000             83.17           358             358            0
 --------------------  --------------- ------------- ---------------- -----------
 7.001 - 7.500             86.00           358             358            0
 --------------------  --------------- ------------- ---------------- -----------
 7.501 - 8.000             87.65           358             358            0
 --------------------  --------------- ------------- ---------------- -----------
 8.001 - 8.500             89.10           357             357            0
 --------------------  --------------- ------------- ---------------- -----------
 8.501 - 9.000             90.01           356             356            0
 --------------------  --------------- ------------- ---------------- -----------
 9.001 - 9.500             89.42           358             358            0
 --------------------  --------------- ------------- ---------------- -----------
 9.501 - 10.000            92.28           355             355            0
 --------------------  --------------- ------------- ---------------- -----------
 10.001 - 10.500           95.00           360             360            0
 --------------------  --------------- ------------- ---------------- -----------
 TOTAL:                    83.25%          359             358            0
 --------------------  --------------- ---------------- ------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



COMBINED ORIGINAL LOAN-TO-VALUE RATIO

     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
          COMBINED ORIGINAL LTV          NUMBER OF       AGGREGATE        PERCENT OF     W.A. DTI   W.A. GROSS   W.A. CREDIT
                                         MORTGAGE        PRINCIPAL         LOANS BY                   COUPON        SCORE
                                           LOANS          BALANCE          PRINCIPAL
                                                                            BALANCE
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     10.001 - 15.000                         1            $30,000            0.00%        36.00%      8.750%         562
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     15.001 - 20.000                         1             60,000            0.00          0.00       7.375          567
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     20.001 - 25.000                         5            573,000            0.04         29.02       6.570          671
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     25.001 - 30.000                         7            517,654            0.04         31.55       7.022          619
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     30.001 - 35.000                         9           1,625,727           0.11         26.26       6.534          630
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     35.001 - 40.000                        11           1,335,250           0.09         47.59       7.375          602
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     40.001 - 45.000                        32           3,437,603           0.24         36.19       7.065          624
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     45.001 - 50.000                        38           5,245,113           0.36         38.12       6.726          616
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     50.001 - 55.000                        58           10,514,289          0.73         41.74       6.746          616
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     55.001 - 60.000                        75           13,992,754          0.97         41.64       6.627          632
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     60.001 - 65.000                        136          30,063,380          2.09         40.67       6.584          623
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     65.001 - 70.000                        190          38,115,559          2.65         40.83       6.831          619
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     70.001 - 75.000                        249          57,734,959          4.01         38.97       6.803          632
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     75.001 - 80.000                       3,175        681,277,960          47.33        45.99       6.347          659
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     80.001 - 85.000                        623         113,518,686          7.89         41.02       7.395          608
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     85.001 - 90.000                       1,020        195,201,312          13.56        41.52       7.348          629
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     90.001 - 95.000                        803         165,785,725          11.52        41.36       7.135          669
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     95.001 - 100.000                       699         120,542,496          8.37         43.77       7.720          669
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     TOTAL:                                7,132       $1,439,571,465       100.00%       43.62%      6.818%         649
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------

     ---------------------------------  --------------- ------------- --------------- -------------
          COMBINED ORIGINAL LTV         W.A. COMBINED       W.A.           W.A.        W.A. LOAN
                                         ORIGINAL LTV     ORIGINAL      REMAINING         AGE
                                                          TERM TO        TERM TO
                                                          MATURITY       MATURITY
     ---------------------------------  --------------- ------------- --------------- -------------
     10.001 - 15.000                        14.15%          360            360             0
     ---------------------------------  --------------- ------------- --------------- -------------
     15.001 - 20.000                        18.35           360            360             0
     ---------------------------------  --------------- ------------- --------------- -------------
     20.001 - 25.000                        22.95           346            346             0
     ---------------------------------  --------------- ------------- --------------- -------------
     25.001 - 30.000                        28.05           325            325             1
     ---------------------------------  --------------- ------------- --------------- -------------
     30.001 - 35.000                        32.94           356            355             0
     ---------------------------------  --------------- ------------- --------------- -------------
     35.001 - 40.000                        38.17           352            352             0
     ---------------------------------  --------------- ------------- --------------- -------------
     40.001 - 45.000                        43.37           345            345             0
     ---------------------------------  --------------- ------------- --------------- -------------
     45.001 - 50.000                        48.23           354            353             0
     ---------------------------------  --------------- ------------- --------------- -------------
     50.001 - 55.000                        52.60           350            349             0
     ---------------------------------  --------------- ------------- --------------- -------------
     55.001 - 60.000                        58.06           356            356             0
     ---------------------------------  --------------- ------------- --------------- -------------
     60.001 - 65.000                        63.61           358            357             0
     ---------------------------------  --------------- ------------- --------------- -------------
     65.001 - 70.000                        68.74           355            355             0
     ---------------------------------  --------------- ------------- --------------- -------------
     70.001 - 75.000                        73.73           357            357             0
     ---------------------------------  --------------- ------------- --------------- -------------
     75.001 - 80.000                        79.77           359            359             0
     ---------------------------------  --------------- ------------- --------------- -------------
     80.001 - 85.000                        84.45           359            359             0
     ---------------------------------  --------------- ------------- --------------- -------------
     85.001 - 90.000                        89.56           359            359             0
     ---------------------------------  --------------- ------------- --------------- -------------
     90.001 - 95.000                        94.62           358            358             0
     ---------------------------------  --------------- ------------- --------------- -------------
     95.001 - 100.000                       99.92           359            359             0
     ---------------------------------  --------------- ------------- --------------- -------------
     TOTAL:                                 83.25%          359            358             0
     ---------------------------------  --------------- ------------- --------------- -------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
      PRINCIPAL BALANCE            NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF     W.A. DTI    W.A. GROSS    W.A.
                                MORTGAGE LOANS         BALANCE            LOANS BY                   COUPON      CREDIT
                                                                          PRINCIPAL                               SCORE
                                                                           BALANCE
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
(less than or =) 50,000.00            224             $9,427,704            0.65%        35.10%      7.960%        618
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
50,000.01 - 100,000.00               1,335           104,802,320            7.28          40.16       7.563        624
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
100,000.01 - 150,000.00              1,674           209,163,660            14.53         42.60       7.195        634
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
150,000.01 - 200,000.00              1,268           220,546,027            15.32         44.02       6.937        638
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
200,000.01 - 250,000.00               813            182,332,830            12.67         44.80       6.789        645
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
250,000.01 - 300,000.00               547            150,212,800            10.43         46.04       6.695        647
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
300,000.01 - 350,000.00               360            117,025,188            8.13          45.80       6.684        655
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
350,000.01 - 400,000.00               265             99,492,897            6.91          45.70       6.546        661
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
400,000.01 - 450,000.00               190             80,954,792            5.62          44.35       6.424        664
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
450,000.01 - 500,000.00               110             52,490,784            3.65          43.96       6.578        658
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
500,000.01 - 550,000.00               115             60,715,799            4.22          41.86       6.478        663
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
550,000.01 - 600,000.00               99              56,901,168            3.95          42.30       6.451        674
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
600,000.01 - 650,000.00               45              28,360,211            1.97          41.01       6.327        675
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
650,000.01 - 700,000.00               28              18,990,150            1.32          40.25       6.345        687
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
700,000.01 - 750,000.00               24              17,490,805            1.22          40.39       6.521        681
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
750,000.01 (greater than or =)        35              30,664,330            2.13          38.49       6.364        697
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
TOTAL:                               7,132          $1,439,571,465        100.00%         43.62%      6.818%       649
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------

-------------------------------  ---------------- ------------- --------------- -----------
      PRINCIPAL BALANCE           W.A. COMBINED       W.A.           W.A.       W.A. LOAN
                                  ORIGINAL LTV      ORIGINAL      REMAINING        AGE
                                                    TERM TO        TERM TO
                                                    MATURITY       MATURITY
-------------------------------  ---------------- ------------- --------------- -----------
(less than or =)  50,000.00           77.46%           341            341            0
-------------------------------  ---------------- ------------- --------------- -----------
50,000.01 - 100,000.00                83.22           354            353            0
-------------------------------  ---------------- ------------- --------------- -----------
100,000.01 - 150,000.00               83.94           357            356            0
-------------------------------  ---------------- ------------- --------------- -----------
150,000.01 - 200,000.00               83.99           359            359            0
-------------------------------  ---------------- ------------- --------------- -----------
200,000.01 - 250,000.00               83.84           359            359            0
-------------------------------  ---------------- ------------- --------------- -----------
250,000.01 - 300,000.00               83.16           359            359            0
-------------------------------  ---------------- ------------- --------------- -----------
300,000.01 - 350,000.00               84.67           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
350,000.01 - 400,000.00               84.75           359            358            0
-------------------------------  ---------------- ------------- --------------- -----------
400,000.01 - 450,000.00               84.23           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
450,000.01 - 500,000.00               84.64           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
500,000.01 - 550,000.00               81.77           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
550,000.01 - 600,000.00               80.97           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
600,000.01 - 650,000.00               79.11           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
650,000.01 - 700,000.00               79.22           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
700,000.01 - 750,000.00               78.53           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
750,000.01 (greater than or =)        72.76           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
TOTAL:                                83.25%          359            358            0
-------------------------------  ---------------- ------------- --------------- -----------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



ORIGINAL TERM TO MATURITY

 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
    ORIGINAL TERM TO MATURITY       NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF    W.A. DTI    W.A. GROSS      W.A.
                                    MORTGAGE           BALANCE            LOANS BY                  COUPON       CREDIT
                                      LOANS                              PRINCIPAL                                SCORE
                                                                          BALANCE
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
 180                                   117           $11,337,753           0.79%        38.01%      7.380%         628
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
 240                                    4              374,886              0.03         36.71       7.660         642
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
 360                                  7,011         1,427,858,827          99.19         43.67       6.813         649
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
 TOTAL:                               7,132         $1,439,571,465        100.00%       43.62%      6.818%         649
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------

 --------------------------------  --------------- ------------- ---------------- -----------
    ORIGINAL TERM TO MATURITY      W.A. COMBINED       W.A.      W.A. REMAINING   W.A. LOAN
                                    ORIGINAL LTV     ORIGINAL        TERM TO         AGE
                                                     TERM TO        MATURITY
                                                     MATURITY
 --------------------------------  --------------- ------------- ---------------- -----------
 180                                   76.87%          180             180            0
 --------------------------------  --------------- ------------- ---------------- -----------
 240                                   88.42           240             239            1
 --------------------------------  --------------- ------------- ---------------- -----------
 360                                   83.29           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 TOTAL:                                83.25%          359             358            0
 --------------------------------  --------------- ------------- ---------------- -----------

REMAINING TERM TO MATURITY

 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
   REMAINING TERM TO MATURITY       NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF     W.A. DTI  W.A. GROSS      W.A.
                                    MORTGAGE           BALANCE            LOANS BY                  COUPON       CREDIT
                                      LOANS                               PRINCIPAL                               SCORE
                                                                           BALANCE
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 175 - 180                             117           $11,337,753            0.79%        38.01%     7.380%         628
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 235 - 240                              4              374,886              0.03         36.71       7.660         642
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 355 - 360                            7,011         1,427,858,827           99.19        43.67       6.813         649
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 TOTAL:                               7,132         $1,439,571,465         100.00%       43.62%     6.818%         649
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------

 --------------------------------  --------------- ------------- ---------------- -----------
   REMAINING TERM TO MATURITY      W.A. COMBINED       W.A.      W.A. REMAINING   W.A. LOAN
                                    ORIGINAL LTV     ORIGINAL        TERM TO         AGE
                                                     TERM TO        MATURITY
                                                     MATURITY
 --------------------------------  --------------- ------------- ---------------- -----------
 175 - 180                             76.87%          180             180            0
 --------------------------------  --------------- ------------- ---------------- -----------
 235 - 240                             88.42           240             239            1
 --------------------------------  --------------- ------------- ---------------- -----------
 355 - 360                             83.29           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 TOTAL:                                83.25%          359             358            0
 --------------------------------  --------------- ------------- ---------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



CREDIT SCORE

 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
          CREDIT SCORE              NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF    W.A. DTI   W.A. GROSS      W.A.
                                    MORTGAGE           BALANCE            LOANS BY                  COUPON       CREDIT
                                      LOANS                              PRINCIPAL                                SCORE
                                                                          BALANCE
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
 501 - 550                             239           $33,108,995           2.30%        41.12%      7.918%         545
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
 551 - 600                            1,407          221,092,742           15.36         41.23       7.627         575
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
 601 - 650                            2,728          522,928,148           36.33         44.30       6.827         627
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
 651 - 700                            1,773          412,583,052           28.66         44.01       6.535         673
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
 701 - 750                             732           184,986,857           12.85         43.98       6.435         721
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
 751 - 800                             240            61,711,321            4.29         44.13       6.298         769
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
 801 - 850                             13             3,160,350             0.22         45.56       6.490         806
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------
 TOTAL:                               7,132         $1,439,571,465        100.00%        43.62%      6.818%        649
 -------------------------------- -------------- --------------------- --------------- ---------- ------------ ------------

 --------------------------------  --------------- ------------- ---------------- -----------
          CREDIT SCORE             W.A. COMBINED       W.A.      W.A. REMAINING   W.A. LOAN
                                    ORIGINAL LTV     ORIGINAL        TERM TO         AGE
                                                     TERM TO        MATURITY
                                                     MATURITY
 --------------------------------  --------------- ------------- ---------------- -----------
 501 - 550                             76.60%          356             356            0
 --------------------------------  --------------- ------------- ---------------- -----------
 551 - 600                             80.52           358             358            0
 --------------------------------  --------------- ------------- ---------------- -----------
 601 - 650                             83.67           358             358            0
 --------------------------------  --------------- ------------- ---------------- -----------
 651 - 700                             84.06           359             359            0
 --------------------------------  --------------- ------------- ---------------- -----------
 701 - 750                             84.22           359             359            0
 --------------------------------  --------------- ------------- ---------------- -----------
 751 - 800                             84.46           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 801 - 850                             86.40           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 TOTAL:                                83.25%          359             358            0
 --------------------------------  --------------- ------------- ---------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



PROPERTY TYPE

 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
          PROPERTY TYPE             NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF     W.A. DTI  W.A. GROSS      W.A.
                                    MORTGAGE           BALANCE            LOANS BY                  COUPON       CREDIT
                                      LOANS                               PRINCIPAL                               SCORE
                                                                           BALANCE
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 SFR                                  5,115          $979,309,178          68.03%        43.06%     6.882%         645
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 PUD                                  1,196          278,593,644            19.35        44.58       6.635         654
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 Condo                                 493            99,967,503            6.94         45.24       6.671         663
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 Units 2-4                             306            76,318,740            5.30         45.67       6.833         671
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 Condo >4                              22             5,382,400             0.37         38.16       7.083         649
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 TOTAL:                               7,132         $1,439,571,465         100.00%       43.62%     6.818%         649
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------

 --------------------------------  --------------- ------------- ---------------- -----------
          PROPERTY TYPE            W.A. COMBINED       W.A.      W.A. REMAINING   W.A. LOAN
                                    ORIGINAL LTV     ORIGINAL        TERM TO         AGE
                                                     TERM TO        MATURITY
                                                     MATURITY
 --------------------------------  --------------- ------------- ---------------- -----------
 SFR                                   83.26%          358             358            0
 --------------------------------  --------------- ------------- ---------------- -----------
 PUD                                   82.76           359             359            0
 --------------------------------  --------------- ------------- ---------------- -----------
 Condo                                 82.91           359             359            0
 --------------------------------  --------------- ------------- ---------------- -----------
 Units 2-4                             85.31           359             359            0
 --------------------------------  --------------- ------------- ---------------- -----------
 Condo >4                              82.58           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 TOTAL:                                83.25%          359             358            0
 --------------------------------  --------------- ------------- ---------------- -----------


OCCUPANCY STATUS

 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
        OCCUPANCY STATUS            NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF     W.A. DTI  W.A. GROSS      W.A.
                                    MORTGAGE           BALANCE            LOANS BY                  COUPON       CREDIT
                                      LOANS                               PRINCIPAL                               SCORE
                                                                           BALANCE
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 Owner Occupied                       6,847         $1,394,414,950         96.86%        43.68%     6.809%         648
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 Non-Owner Occupied                    233            34,689,837            2.41         40.87       7.118         685
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 Second Home                           52             10,466,678            0.73         45.15       6.926         688
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 TOTAL:                               7,132         $1,439,571,465         100.00%       43.62%      6.818%        649
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------

 -------------------------------- --------------- ------------- ---------------- -----------
        OCCUPANCY STATUS          W.A. COMBINED       W.A.      W.A. REMAINING   W.A. LOAN
                                   ORIGINAL LTV     ORIGINAL        TERM TO         AGE
                                                    TERM TO        MATURITY
                                                    MATURITY
 -------------------------------- --------------- ------------- ---------------- -----------
 Owner Occupied                       83.25%          359             358            0
 -------------------------------- --------------- ------------- ---------------- -----------
 Non-Owner Occupied                   82.68           357             357            0
 -------------------------------- --------------- ------------- ---------------- -----------
 Second Home                          84.64           360             360            0
 -------------------------------- --------------- ------------- ---------------- -----------
 TOTAL:                               83.25%          359             358            0
 -------------------------------- --------------- ------------- ---------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



DOCUMENTATION

 -------------------------------- --------------- -------------------- ---------------- --------- ------------- -----------
          DOCUMENTATION             NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS     W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON      CREDIT
                                                                          PRINCIPAL                               SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- --------- ------------- -----------
 Full Documentation                   5,408         $1,095,242,523         76.08%        44.22%      6.718%        646
 -------------------------------- --------------- -------------------- ---------------- --------- ------------- -----------
 Stated                               1,118           193,802,855           13.46        40.92       7.179         642
 -------------------------------- --------------- -------------------- ---------------- --------- ------------- -----------
 Stated +                              416            117,675,462           8.17         42.28       7.009         677
 -------------------------------- --------------- -------------------- ---------------- --------- ------------- -----------
 No Documentation                      111            14,798,710            1.03         47.12       7.984         710
 -------------------------------- --------------- -------------------- ---------------- --------- ------------- -----------
 Limited                                79            18,051,916            1.25         44.80       6.765         667
 -------------------------------- --------------- -------------------- ---------------- --------- ------------- -----------
 TOTAL:                               7,132         $1,439,571,465         100.00%       43.62%      6.818%        649
 -------------------------------- --------------- -------------------- ---------------- --------- ------------- -----------

 --------------------------------  --------------- ------------- ---------------- -----------
          DOCUMENTATION            W.A. COMBINED       W.A.      W.A. REMAINING   W.A. LOAN
                                    ORIGINAL LTV     ORIGINAL        TERM TO         AGE
                                                     TERM TO        MATURITY
                                                     MATURITY
 --------------------------------  --------------- ------------- ---------------- -----------
 Full Documentation                    82.34%          359             359            0
 --------------------------------  --------------- ------------- ---------------- -----------
 Stated                                83.92           356             356            0
 --------------------------------  --------------- ------------- ---------------- -----------
 Stated +                              91.25           359             359            0
 --------------------------------  --------------- ------------- ---------------- -----------
 No Documentation                      79.94           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 Limited                               81.66           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 TOTAL:                                83.25%          359             358            0
 --------------------------------  --------------- ------------- ---------------- -----------


LOAN PURPOSE

 -------------------------------- -------------- --------------------- ---------------- --------- ------------
          LOAN PURPOSE              NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF     W.A. DTI  W.A. GROSS
                                    MORTGAGE           BALANCE            LOANS BY                  COUPON
                                      LOANS                               PRINCIPAL
                                                                           BALANCE
 -------------------------------- -------------- --------------------- ---------------- --------- ------------
 Purchase                             4,039          $864,870,684          60.08%        45.01%     6.623%
 -------------------------------- -------------- --------------------- ---------------- --------- ------------
 C/O Refi                             2,494          467,557,849            32.48        41.53       7.129
 -------------------------------- -------------- --------------------- ---------------- --------- ------------
 R/T Refi                              597           106,769,232            7.42         41.59       7.023
 -------------------------------- -------------- --------------------- ---------------- --------- ------------
 Construction Permit                    2              373,700              0.03         29.90       7.389
 -------------------------------- -------------- --------------------- ---------------- --------- ------------
 TOTAL:                               7,132         $1,439,571,465        100.00%        43.62%      6.818%
 -------------------------------- -------------- --------------------- ---------------- --------- ------------

 --------------------------------  --------------- ------------- ---------------- -----------
          LOAN PURPOSE             W.A. COMBINED       W.A.      W.A. REMAINING   W.A. LOAN
                                    ORIGINAL LTV     ORIGINAL        TERM TO         AGE
                                                     TERM TO        MATURITY
                                                     MATURITY
 --------------------------------  --------------- ------------- ---------------- -----------
 Purchase                              84.19%          360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 C/O Refi                              81.57           357             356            0
 --------------------------------  --------------- ------------- ---------------- -----------
 R/T Refi                              82.94           356             356            0
 --------------------------------  --------------- ------------- ---------------- -----------
 Construction Permit                   84.11           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 TOTAL:                                83.25%          359             358            0
 --------------------------------  --------------- ------------- ---------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



PRODUCT TYPE

 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
          PRODUCT TYPE              NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF     W.A. DTI  W.A. GROSS      W.A.
                                    MORTGAGE           BALANCE            LOANS BY                  COUPON       CREDIT
                                      LOANS                               PRINCIPAL                               SCORE
                                                                           BALANCE
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 2/28 ARM IO                          2,196          $552,021,358          38.35%        46.90%     6.591%         652
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 2/28 ARM                             2,115          345,372,388            23.99        40.95       7.241         632
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 30 YR FIXED                           769           110,401,145            7.67         39.60       7.480         646
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 3/27 ARM IO                           580           130,436,634            9.06         46.09       6.517         654
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 5/25 ARM IO                           531           129,616,039            9.00         41.83       6.365         680
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 3/27 ARM                              500            92,472,486            6.42         39.94       6.996         642
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 5/25 ARM                              148            30,563,139            2.12         39.54       6.619         671
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 15 YR FIXED                           112            10,440,453            0.73         37.72       7.383         624
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 6Mo ARM IO                            93             21,504,203            1.49         40.68       5.864         653
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 30 YR FIXED IO                        67             12,644,279            0.88         42.70       7.287         653
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 1/29 ARM                               6             1,529,132             0.11         43.84       7.303         608
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 6Mo ARM                                5             1,189,225             0.08         46.79       6.808         635
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 20 YR FIXED                            4              374,886              0.03         36.71       7.660         642
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 15/30 BALLOON IO                       3              335,000              0.02         38.85       7.452         603
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 15 YR FIXED IO                         2              562,300              0.04         43.00       7.292         705
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 2/28 ARM DIVIDEND                      1              108,800              0.01         54.00       6.500         546
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 TOTAL:                               7,132         $1,439,571,465         100.00%       43.62%      6.818%        649
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------

 --------------------------------  --------------- ------------- ---------------- -----------
          PRODUCT TYPE             W.A. COMBINED       W.A.      W.A. REMAINING   W.A. LOAN
                                    ORIGINAL LTV     ORIGINAL        TERM TO         AGE
                                                     TERM TO        MATURITY
                                                     MATURITY
 --------------------------------  --------------- ------------- ---------------- -----------
 2/28 ARM IO                           83.06%          360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 2/28 ARM                              85.51           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 30 YR FIXED                           83.12           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 3/27 ARM IO                           82.64           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 5/25 ARM IO                           79.85           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 3/27 ARM                              84.36           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 5/25 ARM                              79.93           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 15 YR FIXED                           76.18           180             180            0
 --------------------------------  --------------- ------------- ---------------- -----------
 6Mo ARM IO                            81.07           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 30 YR FIXED IO                        80.96           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 1/29 ARM                              79.53           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 6Mo ARM                               85.04           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 20 YR FIXED                           88.42           240             239            1
 --------------------------------  --------------- ------------- ---------------- -----------
 15/30 BALLOON IO                      63.12           180             180            0
 --------------------------------  --------------- ------------- ---------------- -----------
 15 YR FIXED IO                        97.92           180             179            1
 --------------------------------  --------------- ------------- ---------------- -----------
 2/28 ARM DIVIDEND                     80.00           360             359            1
 --------------------------------  --------------- ------------- ---------------- -----------
 TOTAL:                                83.25%          359             358            0
 --------------------------------  --------------- ------------- ---------------- -----------

Note: All Interest Only Loans have an Interest Only Term of 5 years.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



LIEN POSITION

 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
          LIEN POSITION             NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF     W.A. DTI  W.A. GROSS      W.A.
                                    MORTGAGE           BALANCE            LOANS BY                  COUPON       CREDIT
                                      LOANS                               PRINCIPAL                               SCORE
                                                                           BALANCE
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 1                                    7,132         $1,439,571,465         100.00%       43.62%     6.818%         649
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------
 TOTAL:                               7,132         $1,439,571,465         100.00%       43.62%     6.818%         649
 -------------------------------- -------------- --------------------- ---------------- --------- ------------ ------------

 -------------------------------- -------------- --------------------- ---------------- ---------
          LIEN POSITION                W.A.             W.A.                 W.A.         W.A.
                                     COMBINED         ORIGINAL            REMAINING       LOAN
                                     ORIGINAL         TERM TO              TERM TO        AGE
                                       LTV            MATURITY            MATURITY
 -------------------------------- -------------- --------------------- ---------------- ---------
 1                                    83.25%            359                 358             0
 -------------------------------- -------------- --------------------- ---------------- ---------
 TOTAL:                               83.25%            359                 358             0
 -------------------------------- -------------- --------------------- ---------------- ---------



PREPAYMENT PENALTY TERM

 -------------------------------- --------------- -------------------- ---------------- --------- ------------ ------------
       PREPAYMENT PENALTY           NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI  W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                  COUPON       CREDIT
                                                                          PRINCIPAL                               SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- --------- ------------ ------------
 0                                    1,305          $250,171,409          17.38%        41.62%     7.082%         650
 -------------------------------- --------------- -------------------- ---------------- --------- ------------ ------------
 12                                    262            69,613,732            4.84         41.56       7.056         655
 -------------------------------- --------------- -------------------- ---------------- --------- ------------ ------------
 24                                   3,460           726,213,319           50.45        44.50       6.757         647
 -------------------------------- --------------- -------------------- ---------------- --------- ------------ ------------
 36                                   2,104           393,438,605           27.33        43.54       6.719         651
 -------------------------------- --------------- -------------------- ---------------- --------- ------------ ------------
 48                                     1               134,400             0.01         54.00       4.875         620
 -------------------------------- --------------- -------------------- ---------------- --------- ------------ ------------
 TOTAL:                               7,132         $1,439,571,465         100.00%       43.62%      6.818%        649
 -------------------------------- --------------- -------------------- ---------------- --------- ------------ ------------

 --------------------------------  --------------- ------------- ---------------- -----------
       PREPAYMENT PENALTY          W.A. COMBINED       W.A.      W.A. REMAINING   W.A. LOAN
                                    ORIGINAL LTV     ORIGINAL        TERM TO         AGE
                                                     TERM TO        MATURITY
                                                     MATURITY
 --------------------------------  --------------- ------------- ---------------- -----------
 0                                     84.42%          358             357            0
 --------------------------------  --------------- ------------- ---------------- -----------
 12                                    82.62           359             359            0
 --------------------------------  --------------- ------------- ---------------- -----------
 24                                    83.33           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 36                                    82.45           356             356            0
 --------------------------------  --------------- ------------- ---------------- -----------
 48                                    80.00           360             360            0
 --------------------------------  --------------- ------------- ---------------- -----------
 TOTAL:                                83.25%          359             358            0
 --------------------------------  --------------- ------------- ---------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION

--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
 GEOGRAPHICAL   NUMBER OF    AGGREGATE      PERCENT     W.A. DTI     W.A.       W.A.       W.A.        W.A.          W.A.     W.A.
 DISTRIBUTION   MORTGAGE     PRINCIPAL      OF LOANS                GROSS      CREDIT    COMBINED    ORIGINAL    REMAINING   LOAN
                  LOANS       BALANCE          BY                   COUPON     SCORE     ORIGINAL     TERM TO      TERM TO    AGE
                                            PRINCIPAL                                      LTV       MATURITY     MATURITY
                                             BALANCE
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
California        1,756     $565,573,208       39.29%     44.84%    6.431%      662      80.89%        359         359        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Florida            523       85,104,776         5.91      43.04      7.198      641       84.41        359         358        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Texas              488       68,239,597         4.74      41.10      7.033      642       82.84        351         351        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Illinois           361       65,291,180         4.54      43.19      7.059      643       85.09        359         359        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
New York           238       61,098,957         4.24      39.25      6.974      656       85.82        359         359        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Michigan           334       47,064,428         3.27      42.96      7.328      629       86.61        359         359        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Minnesota          244       44,946,668         3.12      43.54      6.918      640       85.01        359         359        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Ohio               355       41,902,591         2.91      40.56      7.447      629       88.57        356         356        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Colorado           188       39,395,646         2.74      44.92      6.528      648       83.38        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Georgia            251       39,127,355         2.72      41.76      7.107      636       85.18        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Washington         180       32,301,726         2.24      45.35      6.813      645       83.03        359         359        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Nevada             138       29,443,578         2.05      43.66      6.871      633       80.54        359         358        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Maryland           127       28,294,445         1.97      44.32      6.960      640       83.34        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
New Jersey         120       27,757,832         1.93      43.71      7.202      644       83.41        360         359        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Massachusetts      104       26,669,603         1.85      48.08      6.862      653       83.26        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Oregon             166       26,510,700         1.84      42.34      6.748      651       83.17        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
North Carolina     177       25,408,018         1.76      43.18      7.026      641       85.64        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Virginia            88       19,429,466         1.35      43.78      7.009      627       82.53        360         359        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Pennsylvania       144       18,418,407         1.28      38.57      7.381      634       87.82        359         359        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Arizona            111       18,169,159         1.26      41.27      6.849      643       83.53        358         358        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Tennessee          157       16,552,631         1.15      43.80      7.325      625       84.17        355         355        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Indiana            142       13,954,498         0.97      40.75      7.417      631       89.60        358         357        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Missouri           116       13,446,344         0.93      42.25      7.473      639       86.88        357         357        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Utah                88       12,477,176         0.87      45.56      6.847      654       85.90        359         358        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Wisconsin           95       12,279,868         0.85      40.49      7.332      633       87.20        352         352        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
South Carolina      63        8,038,118         0.56      42.44      7.078      632       85.67        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Connecticut         37        7,246,076         0.50      46.10      7.271      641       85.53        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Rhode Island        30        5,768,625         0.40      49.26      6.886      639       81.40        356         356        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Kentucky            54        5,636,853         0.39      39.72      7.354      632       89.76        351         351        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Alabama             37        4,534,453         0.31      38.98      7.230      640       84.46        350         350        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
New Hampshire       17        4,016,620         0.28      41.13      7.055      675       87.41        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Oklahoma            34        3,961,435         0.28      37.33      7.586      623       86.66        324         324        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Maine               24        3,756,528         0.26      46.00      7.186      652       84.82        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Kansas              22        3,456,442         0.24      44.83      7.246      635       88.85        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Louisiana           23        2,435,721         0.17      43.28      7.292      623       84.91        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
New Mexico          16        2,130,315         0.15      42.71      6.947      650       82.42        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Arkansas            15        1,933,239         0.13      44.99      7.199      646       81.89        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Iowa                22        1,576,962         0.11      39.99      8.061      616       88.07        357         357        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Idaho               12        1,354,571         0.09      45.99      6.777      672       84.81        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Nebraska            11        1,327,352         0.09      37.59      7.598      620       87.35        360         359        1
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
District of
 Columbia           4         1,002,700         0.07      48.34      7.483      641       90.40        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
West Virginia       7          938,750          0.07      44.81      7.400      640       87.94        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Delaware            2          397,400          0.03      41.56      7.516      631       91.41        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Wyoming             3          344,600          0.02      49.90      7.346      591       81.18        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Montana             3          332,950          0.02      33.61      6.170      702       80.00        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
South Dakota        3          306,400          0.02      46.51      6.973      698       93.84        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
Vermont             1          132,000          0.01      55.00      5.250      622       80.00        360         359        1
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
North Dakota        1          85,500           0.01      34.00      6.750      609       77.73        360         360        0
--------------- --------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ------
TOTAL:            7,132    $1,439,571,465      100.00%    43.62%     6.818%     649       83.25%       359         358        0
--------------- --------  ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ -------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF GROSS MARGINS

 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
          GROSS MARGIN              NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                         PRINCIPAL                                 SCORE
                                                                          BALANCE
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 2.501 - 3.000                          21            $6,235,450           0.48%         35.47%      5.505%         729
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 3.001 - 3.500                         332            99,273,091            7.61         43.56        5.735         715
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 3.501 - 4.000                         870            239,145,586          18.33         46.11        5.978         676
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 4.001 - 4.500                        1,075           240,110,971          18.40         46.43        6.374         651
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 4.501 - 5.000                         999            206,347,691          15.81         44.22        6.732         646
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 5.001 - 5.500                        1,043           210,121,797          16.10         42.73        7.093         640
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 5.501 - 6.000                         914            169,185,415          12.97         42.02        7.501         620
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 6.001 - 6.500                         572            90,542,265            6.94         41.22        7.981         612
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 6.501 - 7.000                         256            33,822,818            2.59         39.84        8.441         594
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 7.001 - 7.500                          82             8,759,709            0.67         40.08        8.867         577
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 7.501 - 8.000                          11             1,268,610            0.10         36.84        9.317         567
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403        100.00%        44.02%       6.752%        649
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------

 --------------------------------  -------------- ------------- ---------------- -----------
          GROSS MARGIN                 W.A.           W.A.      W.A. REMAINING   W.A. LOAN
                                     COMBINED       ORIGINAL        TERM TO         AGE
                                   ORIGINAL LTV     TERM TO        MATURITY
                                                    MATURITY
 --------------------------------  -------------- ------------- ---------------- -----------
 2.501 - 3.000                        60.76%          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 3.001 - 3.500                         76.80          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 3.501 - 4.000                         78.04          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 4.001 - 4.500                         78.85          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 4.501 - 5.000                         82.49          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 5.001 - 5.500                         88.39          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 5.501 - 6.000                         90.45          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 6.001 - 6.500                         91.20          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 6.501 - 7.000                         91.03          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 7.001 - 7.500                         89.82          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 7.501 - 8.000                         89.91          360             359            1
 --------------------------------  -------------- ------------- ---------------- -----------
 TOTAL:                                83.33%         360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------



INITIAL PERIODIC RATE CAP

 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
           INITIAL CAP              NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                         PRINCIPAL                                 SCORE
                                                                          BALANCE
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 1.000                                  98            $22,693,428          1.74%         40.94%      5.914%         652
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 2.000                                  6              1,529,132            0.12         43.84        7.303         608
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 3.000                                6,071          1,280,590,843         98.14         44.08        6.766         649
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403        100.00%        44.02%      6.752%         649
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------

 --------------------------------  -------------- ------------- ---------------- -----------
           INITIAL CAP                 W.A.           W.A.      W.A. REMAINING   W.A. LOAN
                                     COMBINED       ORIGINAL        TERM TO         AGE
                                   ORIGINAL LTV     TERM TO        MATURITY
                                                    MATURITY
 --------------------------------  -------------- ------------- ---------------- -----------
 1.000                                81.27%          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 2.000                                 79.53          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 3.000                                 83.37          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------
 TOTAL:                               83.33%          360             360            0
 --------------------------------  -------------- ------------- ---------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



PERIODIC RATE CAP

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
          PERIODIC CAP              NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 1.000                                6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 --------------------------------  -------------- -------------- --------------- -----------
          PERIODIC CAP                 W.A.           W.A.            W.A.       W.A. LOAN
                                     COMBINED       ORIGINAL       REMAINING        AGE
                                   ORIGINAL LTV      TERM TO        TERM TO
                                                    MATURITY        MATURITY
 --------------------------------  -------------- -------------- --------------- -----------
 1.000                                83.33%           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 TOTAL:                               83.33%           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------



RANGE OF MAXIMUM INTEREST RATES

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
          MAXIMUM RATE              NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 10.001 - 10.500                        3              $802,800             0.06%        49.35%      4.412%         679
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 10.501 - 11.000                        41            11,511,282            0.88          46.06       4.867         694
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 11.001 - 11.500                       254            70,222,431            5.38          47.16       5.388         692
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 11.501 - 12.000                       819            220,576,612           16.90         46.49       5.851         679
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 12.001 - 12.500                      1,200           298,749,040           22.90         45.22       6.326         662
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 12.501 - 13.000                      1,299           280,449,625           21.49         43.33       6.816         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 13.001 - 13.500                       973            186,062,413           14.26         42.07       7.317         630
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 13.501 - 14.000                       816            135,138,753           10.36         41.80       7.799         614
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 14.001 - 14.500                       427            61,606,766            4.72          41.26       8.304         611
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 14.501 - 15.000                       263            31,832,469            2.44          40.22       8.767         604
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 15.001 - 15.500                        64             6,301,191            0.48          39.28       9.275         594
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 15.501 - 16.000                        15             1,522,020            0.12          33.82       9.697         665
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 16.001 - 16.500                        1               38,000              0.00          0.00       10.375         726
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%       6.752%        649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 --------------------------------  -------------- -------------- --------------- -----------
          MAXIMUM RATE                 W.A.           W.A.            W.A.       W.A. LOAN
                                     COMBINED       ORIGINAL       REMAINING        AGE
                                   ORIGINAL LTV      TERM TO        TERM TO
                                                    MATURITY        MATURITY
 --------------------------------  -------------- -------------- --------------- -----------
 10.001 - 10.500                      80.00%           360            359            1
 --------------------------------  -------------- -------------- --------------- -----------
 10.501 - 11.000                       73.77           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 11.001 - 11.500                       78.59           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 11.501 - 12.000                       79.47           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 12.001 - 12.500                       80.93           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 12.501 - 13.000                       83.47           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 13.001 - 13.500                       86.57           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 13.501 - 14.000                       88.42           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 14.001 - 14.500                       89.91           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 14.501 - 15.000                       90.23           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 15.001 - 15.500                       90.54           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 15.501 - 16.000                       94.41           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 16.001 - 16.500                       95.00           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 TOTAL:                               83.33%           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



RANGE OF MINIMUM INTEREST RATES

 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
          MINIMUM RATE              NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                         PRINCIPAL                                 SCORE
                                                                          BALANCE
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 4.001 - 4.500                          3              $802,800            0.06%         49.35%      4.412%         679
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 4.501 - 5.000                          40            11,314,682            0.87         46.22        4.854         695
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 5.001 - 5.500                         254            70,222,431            5.38         47.16        5.388         692
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 5.501 - 6.000                         820            220,773,212          16.92         46.48        5.851         679
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 6.001 - 6.500                        1,200           298,749,040          22.90         45.22        6.326         662
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 6.501 - 7.000                        1,299           280,449,625          21.49         43.33        6.816         645
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 7.001 - 7.500                         973            186,062,413          14.26         42.07        7.317         630
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 7.501 - 8.000                         816            135,138,753          10.36         41.80        7.799         614
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 8.001 - 8.500                         427            61,606,766            4.72         41.26        8.304         611
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 8.501 - 9.000                         263            31,832,469            2.44         40.22        8.767         604
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 9.001 - 9.500                          64             6,301,191            0.48         39.28        9.275         594
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 9.501 - 10.000                         15             1,522,020            0.12         33.82        9.697         665
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 10.001 - 10.500                        1               38,000              0.00          0.00       10.375         726
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403        100.00%        44.02%       6.752%        649
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------

 -------------------------------- -------------- -------------- --------------- -----------
          MINIMUM RATE                W.A.           W.A.            W.A.       W.A. LOAN
                                    COMBINED       ORIGINAL       REMAINING        AGE
                                  ORIGINAL LTV      TERM TO        TERM TO
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 4.001 - 4.500                       80.00%           360            359            1
 -------------------------------- -------------- -------------- --------------- -----------
 4.501 - 5.000                        73.93           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 5.001 - 5.500                        78.59           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 5.501 - 6.000                        79.46           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 6.001 - 6.500                        80.93           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 6.501 - 7.000                        83.47           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 7.001 - 7.500                        86.57           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 7.501 - 8.000                        88.42           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 8.001 - 8.500                        89.91           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 8.501 - 9.000                        90.23           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 9.001 - 9.500                        90.54           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 9.501 - 10.000                       94.41           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 10.001 - 10.500                      95.00           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                               83.33%          360            360            0
 -------------------------------- -------------- -------------- --------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------



NEXT INTEREST ADJUSTMENT DATE

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
    NEXT RATE ADJUSTMENT DATE       NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 January 1, 2005                        3              $771,550             0.06%        43.36%      5.648%         680
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 February 1, 2005                       9              2,633,917            0.20          37.31       5.918         658
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 March 1, 2005                          86            19,287,961            1.48          41.34       5.924         650
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 August 1, 2005                         1               198,132             0.02          44.00       6.000         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 September 1, 2005                      5              1,331,000            0.10          43.82       7.497         602
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 April 1, 2006                          5               661,768             0.05          50.55       6.938         597
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 May 1, 2006                            11             2,876,856            0.22          48.59       6.322         659
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 June 1, 2006                           26             5,486,887            0.42          46.92       6.241         635
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 July 1, 2006                           55            12,074,676            0.93          44.37       6.538         652
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 August 1, 2006                        620            115,210,024           8.83          44.84       6.734         641
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 September 1, 2006                    3,585           759,573,734           58.21         44.60       6.868         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 October 1, 2006                        10             1,618,600            0.12          47.45       7.142         599
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 April 1, 2007                          2               640,213             0.05          51.38       5.846         619
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 May 1, 2007                            1               280,000             0.02          52.00       6.125         612
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 June 1, 2007                           4               377,722             0.03          41.51       7.516         609
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 July 1, 2007                           14             3,020,699            0.23          31.23       5.774         668
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 August 1, 2007                        188            34,909,680            2.68          43.47       6.591         647
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 September 1, 2007                     869            183,330,406           14.05         43.86       6.758         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 October 1, 2007                        2               350,400             0.03          54.41       6.008         640
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 June 1, 2009                           11             2,093,277            0.16          43.90       5.999         659
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 July 1, 2009                           20             5,440,789            0.42          40.93       6.064         658
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 August 1, 2009                         72            15,793,496            1.21          43.49       6.567         667
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 September 1, 2009                     573            135,614,017           10.39         41.28       6.418         680
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 October 1, 2009                        3              1,237,600            0.09          26.12       6.220         667
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%        44.02%      6.752%        649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 --------------------------------  -------------- -------------- --------------- -----------
    NEXT RATE ADJUSTMENT DATE          W.A.           W.A.            W.A.       W.A. LOAN
                                     COMBINED       ORIGINAL       REMAINING        AGE
                                   ORIGINAL LTV      TERM TO        TERM TO
                                                    MATURITY        MATURITY
 --------------------------------  -------------- -------------- --------------- -----------
 January 1, 2005                      84.86%           360            358            2
 --------------------------------  -------------- -------------- --------------- -----------
 February 1, 2005                      77.20           360            359            1
 --------------------------------  -------------- -------------- --------------- -----------
 March 1, 2005                         81.69           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 August 1, 2005                        69.91           360            359            1
 --------------------------------  -------------- -------------- --------------- -----------
 September 1, 2005                     80.97           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 April 1, 2006                         77.60           360            355            5
 --------------------------------  -------------- -------------- --------------- -----------
 May 1, 2006                           84.62           360            356            4
 --------------------------------  -------------- -------------- --------------- -----------
 June 1, 2006                          82.80           360            357            3
 --------------------------------  -------------- -------------- --------------- -----------
 July 1, 2006                          84.56           360            358            2
 --------------------------------  -------------- -------------- --------------- -----------
 August 1, 2006                        81.18           360            359            1
 --------------------------------  -------------- -------------- --------------- -----------
 September 1, 2006                     84.44           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 October 1, 2006                       80.91           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 April 1, 2007                         65.67           360            355            5
 --------------------------------  -------------- -------------- --------------- -----------
 May 1, 2007                           80.00           360            356            4
 --------------------------------  -------------- -------------- --------------- -----------
 June 1, 2007                          80.16           360            357            3
 --------------------------------  -------------- -------------- --------------- -----------
 July 1, 2007                          72.69           360            358            2
 --------------------------------  -------------- -------------- --------------- -----------
 August 1, 2007                        82.20           360            359            1
 --------------------------------  -------------- -------------- --------------- -----------
 September 1, 2007                     83.84           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 October 1, 2007                       72.34           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 June 1, 2009                          83.85           360            357            3
 --------------------------------  -------------- -------------- --------------- -----------
 July 1, 2009                          75.40           360            358            2
 --------------------------------  -------------- -------------- --------------- -----------
 August 1, 2009                        81.99           360            359            1
 --------------------------------  -------------- -------------- --------------- -----------
 September 1, 2009                     79.74           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 October 1, 2009                       80.00           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 TOTAL:                                83.33%          360            360            0
 --------------------------------  -------------- -------------- --------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
               First Franklin Mortgage Loan Trust 2004-FF10
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
               FIXED MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                          FIXED MORTGAGE LOANS SUMMARY

SUMMARY                                                                  TOTAL               MINIMUM               MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------
Statistical Cut-off Date Aggregate Principal Balance             $134,758,062.53
Number of Loans                                                              957
Average Original Loan Balance                                        $140,842.55            $20,000.00           $748,000.00
Average Current Loan Balance                                         $140,813.02            $20,000.00           $748,000.00
(1) Weighted Average Combined Original LTV                                82.41%                14.15%               100.00%
(1) Weighted Average Gross Coupon                                         7.454%                5.250%                9.990%
(1) Weighted Average Remaining Term to Maturity (months)                     344                   175                   360
(1) Weighted Average Credit Score                                            645                   540                   809
-----------------------------------------------------------------------------------------------------------------------------

(1) Weighted Average reflected in Fixed Mortgage Loans.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             PERCENT OF STATISTICAL
                                                                                                                  CUT-OFF DATE
                                                           RANGE                                                PRINCIPAL BALANCE
                                                           -----                                                -----------------
Product Type                                               Adjustable                                                 0.00%
                                                           Fixed                                                    100.00%

IO Loan %                                                                                                            10.05%
Lien                                                       First                                                    100.00%
                                                           Second                                                     0.00%

Property Type                                              SFR                                                       76.64%
                                                           2-4 Family                                                 3.88%
                                                           PUD                                                       14.56%
                                                           Condominium                                                4.93%

Occupancy Status                                           Owner Occupied                                            97.34%
                                                           Non-Owner Occupied                                         1.95%
                                                           Second Home                                                0.71%

Geographic Distribution                                    California                                                21.77%
                                                           Texas                                                     13.29%
                                                           Ohio                                                       6.34%
                                                           Florida                                                    5.95%
                                                           New York                                                   5.94%

Number of States (including DC)                                                                                          42
Largest Zip Code Concentration                             95492                                                      0.77%
Loans with Prepayment Penalties                                                                                      72.20%
Loans with Primary Mortgage Insurance                                                                                27.35%
------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
               First Franklin Mortgage Loan Trust 2004-FF10
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
               FIXED MORTGAGE LOANS
--------------------------------------------------------------------------------


RANGE OF MORTGAGE COUPONS

 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
        MORTGAGE COUPONS           NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF    W.A. DTI   W.A. GROSS      W.A.
                                 MORTGAGE LOANS         BALANCE            LOANS BY                  COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 5.001 - 5.500                         3              $1,232,000            0.91%        37.34%      5.315%         737
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 5.501 - 6.000                         16              5,020,359             3.73         38.64       5.888         697
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 6.001 - 6.500                         61             12,910,865             9.58         40.26       6.384         680
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 6.501 - 7.000                        151             27,478,398            20.39         39.88       6.871         665
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 7.001 - 7.500                        211             30,747,992            22.82         41.22       7.334         648
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 7.501 - 8.000                        227             28,045,462            20.81         40.44       7.819         629
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 8.001 - 8.500                        147             15,940,237            11.83         38.18       8.331         612
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 8.501 - 9.000                         98              9,787,985             7.26         36.06       8.792         610
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 9.001 - 9.500                         34              3,066,315             2.28         38.30       9.262         596
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 9.501 - 10.000                        9                528,450              0.39         39.89       9.742         569
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 TOTAL:                               957            $134,758,063          100.00%       39.75%       7.454%        645
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------

 -------------------------------  -------------- -------------- --------------- -----------
        MORTGAGE COUPONS              W.A.           W.A.            W.A.       W.A. LOAN
                                    COMBINED       ORIGINAL       REMAINING        AGE
                                  ORIGINAL LTV      TERM TO        TERM TO
                                                   MATURITY        MATURITY
 -------------------------------  -------------- -------------- --------------- -----------
 5.001 - 5.500                       77.84%           360            360            0
 -------------------------------  -------------- -------------- --------------- -----------
 5.501 - 6.000                        73.78           347            347            0
 -------------------------------  -------------- -------------- --------------- -----------
 6.001 - 6.500                        76.47           342            342            0
 -------------------------------  -------------- -------------- --------------- -----------
 6.501 - 7.000                        80.13           339            339            0
 -------------------------------  -------------- -------------- --------------- -----------
 7.001 - 7.500                        82.59           345            345            0
 -------------------------------  -------------- -------------- --------------- -----------
 7.501 - 8.000                        83.91           347            346            0
 -------------------------------  -------------- -------------- --------------- -----------
 8.001 - 8.500                        85.98           347            347            0
 -------------------------------  -------------- -------------- --------------- -----------
 8.501 - 9.000                        89.30           344            344            0
 -------------------------------  -------------- -------------- --------------- -----------
 9.001 - 9.500                        87.13           355            355            0
 -------------------------------  -------------- -------------- --------------- -----------
 9.501 - 10.000                       86.14           340            340            0
 -------------------------------  -------------- -------------- --------------- -----------
 TOTAL:                               82.41%          345            344            0
 -------------------------------  -------------- -------------- --------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
               First Franklin Mortgage Loan Trust 2004-FF10
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
               FIXED MORTGAGE LOANS
--------------------------------------------------------------------------------



COMBINED ORIGINAL LOAN-TO-VALUE RATIO

     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
          COMBINED ORIGINAL LTV          NUMBER OF       AGGREGATE        PERCENT OF     W.A. DTI   W.A. GROSS   W.A. CREDIT
                                         MORTGAGE        PRINCIPAL         LOANS BY                   COUPON        SCORE
                                           LOANS          BALANCE          PRINCIPAL
                                                                            BALANCE
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     10.001 - 15.000                         1            $30,000            0.02%        36.00%      8.750%         562
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     15.001 - 20.000                         1             60,000            0.04          0.00       7.375          567
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     20.001 - 25.000                         2            142,000            0.11         25.00       7.351          767
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     25.001 - 30.000                         3            216,688            0.16         36.35       7.123          623
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     30.001 - 35.000                         5            264,977            0.20         22.37       8.292          625
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     35.001 - 40.000                         4            381,846            0.28         46.64       6.849          649
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     40.001 - 45.000                        11            876,699            0.65         32.03       7.926          653
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     45.001 - 50.000                        16           1,178,000           0.87         34.10       7.385          608
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     50.001 - 55.000                        17           2,105,100           1.56         38.10       7.118          605
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     55.001 - 60.000                        17           1,908,448           1.42         40.95       7.211          624
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     60.001 - 65.000                        31           3,729,717           2.77         42.47       7.106          607
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     65.001 - 70.000                        60           8,980,244           6.66         39.04       7.222          614
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     70.001 - 75.000                        47           7,670,450           5.69         33.69       7.049          639
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     75.001 - 80.000                        294          45,899,376          34.06        40.16       7.130          649
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     80.001 - 85.000                        85           11,264,914          8.36         38.62       7.979          603
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     85.001 - 90.000                        109          15,936,964          11.83        40.57       7.674          651
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     90.001 - 95.000                        124          17,412,872          12.92        40.17       7.565          669
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     95.001 - 100.000                       130          16,699,768          12.39        41.63       8.109          666
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     TOTAL:                                 957         $134,758,063        100.00%       39.75%      7.454%         645
     --------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------

     ---------------------------------  --------------- ------------- --------------- -------------
          COMBINED ORIGINAL LTV         W.A. COMBINED       W.A.           W.A.        W.A. LOAN
                                         ORIGINAL LTV     ORIGINAL      REMAINING         AGE
                                                          TERM TO        TERM TO
                                                          MATURITY       MATURITY
     ---------------------------------  --------------- ------------- --------------- -------------
     10.001 - 15.000                        14.15%          360            360             0
     ---------------------------------  --------------- ------------- --------------- -------------
     15.001 - 20.000                        18.35           360            360             0
     ---------------------------------  --------------- ------------- --------------- -------------
     20.001 - 25.000                        22.03           304            304             0
     ---------------------------------  --------------- ------------- --------------- -------------
     25.001 - 30.000                        28.09           277            277             0
     ---------------------------------  --------------- ------------- --------------- -------------
     30.001 - 35.000                        33.78           333            332             0
     ---------------------------------  --------------- ------------- --------------- -------------
     35.001 - 40.000                        36.88           332            331             0
     ---------------------------------  --------------- ------------- --------------- -------------
     40.001 - 45.000                        42.99           303            302             0
     ---------------------------------  --------------- ------------- --------------- -------------
     45.001 - 50.000                        47.98           331            331             0
     ---------------------------------  --------------- ------------- --------------- -------------
     50.001 - 55.000                        52.41           308            307             0
     ---------------------------------  --------------- ------------- --------------- -------------
     55.001 - 60.000                        58.03           332            332             0
     ---------------------------------  --------------- ------------- --------------- -------------
     60.001 - 65.000                        63.61           341            341             0
     ---------------------------------  --------------- ------------- --------------- -------------
     65.001 - 70.000                        68.48           338            338             0
     ---------------------------------  --------------- ------------- --------------- -------------
     70.001 - 75.000                        73.45           336            336             0
     ---------------------------------  --------------- ------------- --------------- -------------
     75.001 - 80.000                        79.56           347            347             0
     ---------------------------------  --------------- ------------- --------------- -------------
     80.001 - 85.000                        84.26           348            347             0
     ---------------------------------  --------------- ------------- --------------- -------------
     85.001 - 90.000                        89.36           349            349             0
     ---------------------------------  --------------- ------------- --------------- -------------
     90.001 - 95.000                        94.56           340            340             0
     ---------------------------------  --------------- ------------- --------------- -------------
     95.001 - 100.000                       99.96           354            354             0
     ---------------------------------  --------------- ------------- --------------- -------------
     TOTAL:                                 82.41%          345            344             0
     ---------------------------------  --------------- ------------- --------------- -------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
               First Franklin Mortgage Loan Trust 2004-FF10
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
               FIXED MORTGAGE LOANS
--------------------------------------------------------------------------------



STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
      PRINCIPAL BALANCE            NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF     W.A. DTI   W.A. GROSS     W.A.
                                MORTGAGE LOANS         BALANCE            LOANS BY                   COUPON      CREDIT
                                                                          PRINCIPAL                               SCORE
                                                                           BALANCE
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
(less than or =) 50,000.00            88              $3,693,995            2.74%        33.09%      8.142%        615
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
50,000.01 - 100,000.00                321             24,493,971            18.18         37.19       7.921        627
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
100,000.01 - 150,000.00               261             32,083,471            23.81         39.50       7.607        636
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
150,000.01 - 200,000.00               133             23,075,606            17.12         41.69       7.513        641
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
200,000.01 - 250,000.00               58              13,096,934            9.72          41.63       7.173        641
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
250,000.01 - 300,000.00               30              8,191,699             6.08          42.18       7.375        644
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
300,000.01 - 350,000.00               16              5,234,825             3.88          44.70       7.343        651
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
350,000.01 - 400,000.00               13              4,861,209             3.61          44.96       7.408        668
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
400,000.01 - 450,000.00                7              2,990,000             2.22          41.73       6.743        683
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
450,000.01 - 500,000.00                4              1,925,000             1.43          33.72       7.164        670
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
500,000.01 - 550,000.00               11              5,896,600             4.38          36.46       6.859        670
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
550,000.01 - 600,000.00                8              4,652,300             3.45          41.09       6.508        721
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
600,000.01 - 650,000.00                6              3,814,453             2.83          33.54       6.347        678
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
700,000.01 - 750,000.00                1               748,000              0.56          37.00       7.125        691
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
TOTAL:                                957            $134,758,063          100.00%       39.75%      7.454%        645
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------

-------------------------------  ---------------- ------------- --------------- -----------
      PRINCIPAL BALANCE           W.A. COMBINED       W.A.           W.A.       W.A. LOAN
                                  ORIGINAL LTV      ORIGINAL      REMAINING        AGE
                                                    TERM TO        TERM TO
                                                    MATURITY       MATURITY
-------------------------------  ---------------- ------------- --------------- -----------
(less than or =) 50,000.00            72.20%           312            312            0
-------------------------------  ---------------- ------------- --------------- -----------
50,000.01 - 100,000.00                81.79           333            332            0
-------------------------------  ---------------- ------------- --------------- -----------
100,000.01 - 150,000.00               84.06           338            338            0
-------------------------------  ---------------- ------------- --------------- -----------
150,000.01 - 200,000.00               83.77           354            354            0
-------------------------------  ---------------- ------------- --------------- -----------
200,000.01 - 250,000.00               81.47           347            347            0
-------------------------------  ---------------- ------------- --------------- -----------
250,000.01 - 300,000.00               82.89           348            347            0
-------------------------------  ---------------- ------------- --------------- -----------
300,000.01 - 350,000.00               83.56           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
350,000.01 - 400,000.00               84.52           333            333            0
-------------------------------  ---------------- ------------- --------------- -----------
400,000.01 - 450,000.00               85.39           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
450,000.01 - 500,000.00               83.40           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
500,000.01 - 550,000.00               80.09           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
550,000.01 - 600,000.00               82.42           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
600,000.01 - 650,000.00               73.34           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
700,000.01 - 750,000.00               80.00           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
TOTAL:                               82.41%           345            344            0
-------------------------------  ---------------- ------------- --------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
               First Franklin Mortgage Loan Trust 2004-FF10
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
               FIXED MORTGAGE LOANS
--------------------------------------------------------------------------------



ORIGINAL TERM TO MATURITY

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
    ORIGINAL TERM TO MATURITY       NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 180                                   117            $11,337,753           8.41%        38.01%      7.380%         628
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 240                                    4               374,886             0.28          36.71       7.660         642
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 360                                   836            123,045,424           91.31         39.93       7.460         646
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                                957           $134,758,063          100.00%       39.75%      7.454%         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 --------------------------------  -------------- -------------- --------------- -----------
    ORIGINAL TERM TO MATURITY          W.A.           W.A.            W.A.       W.A. LOAN
                                     COMBINED       ORIGINAL       REMAINING        AGE
                                   ORIGINAL LTV      TERM TO        TERM TO
                                                    MATURITY        MATURITY
 --------------------------------  -------------- -------------- --------------- -----------
 180                                  76.87%           180            180            0
 --------------------------------  -------------- -------------- --------------- -----------
 240                                   88.42           240            239            1
 --------------------------------  -------------- -------------- --------------- -----------
 360                                   82.90           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 TOTAL:                               82.41%           345            344            0
 --------------------------------  -------------- -------------- --------------- -----------


REMAINING TERM TO MATURITY

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
   REMAINING TERM TO MATURITY       NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 175 - 180                             117            $11,337,753           8.41%        38.01%      7.380%         628
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 235 - 240                              4               374,886             0.28          36.71       7.660         642
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 355 - 360                             836            123,045,424           91.31         39.93       7.460         646
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                                957           $134,758,063          100.00%       39.75%      7.454%         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 --------------------------------  -------------- -------------- --------------- -----------
   REMAINING TERM TO MATURITY          W.A.           W.A.            W.A.       W.A. LOAN
                                     COMBINED       ORIGINAL       REMAINING        AGE
                                   ORIGINAL LTV      TERM TO        TERM TO
                                                    MATURITY        MATURITY
 --------------------------------  -------------- -------------- --------------- -----------
 175 - 180                            76.87%           180            180            0
 --------------------------------  -------------- -------------- --------------- -----------
 235 - 240                             88.42           240            239            1
 --------------------------------  -------------- -------------- --------------- -----------
 355 - 360                             82.90           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 TOTAL:                               82.41%           345            344            0
 --------------------------------  -------------- -------------- --------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
               First Franklin Mortgage Loan Trust 2004-FF10
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
               FIXED MORTGAGE LOANS
--------------------------------------------------------------------------------


CREDIT SCORE

 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
          CREDIT SCORE              NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                         PRINCIPAL                                 SCORE
                                                                          BALANCE
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 501 - 550                              45            $5,738,802           4.26%         39.08%      8.205%         544
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 551 - 600                             219            23,540,021           17.47         38.62        8.026         573
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 601 - 650                             361            48,102,374           35.70         40.01        7.518         630
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 651 - 700                             215            35,163,862           26.09         38.92        7.152         670
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 701 - 750                              81            14,339,717           10.64         43.50        7.100         722
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 751 - 800                              35             7,728,487            5.74         39.17        6.783         769
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 801 - 850                              1               144,800             0.11         44.00        7.750         809
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 TOTAL:                                957           $134,758,063         100.00%        39.75%      7.454%         645
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------

 -------------------------------- -------------- ------------- ---------------- -----------
          CREDIT SCORE                W.A.           W.A.      W.A. REMAINING   W.A. LOAN
                                    COMBINED       ORIGINAL        TERM TO         AGE
                                  ORIGINAL LTV     TERM TO        MATURITY
                                                   MATURITY
 -------------------------------- -------------- ------------- ---------------- -----------
 501 - 550                           75.08%          338             338            0
 -------------------------------- -------------- ------------- ---------------- -----------
 551 - 600                            76.28          340             339            0
 -------------------------------- -------------- ------------- ---------------- -----------
 601 - 650                            83.81          342             342            0
 -------------------------------- -------------- ------------- ---------------- -----------
 651 - 700                            83.45          346             346            0
 -------------------------------- -------------- ------------- ---------------- -----------
 701 - 750                            86.65          353             353            0
 -------------------------------- -------------- ------------- ---------------- -----------
 751 - 800                            84.86          359             359            0
 -------------------------------- -------------- ------------- ---------------- -----------
 801 - 850                           100.00          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 TOTAL:                              82.41%          345             344            0
 -------------------------------- -------------- ------------- ---------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
               First Franklin Mortgage Loan Trust 2004-FF10
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
               FIXED MORTGAGE LOANS
--------------------------------------------------------------------------------


PROPERTY TYPE

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
          PROPERTY TYPE             NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 SFR                                   760           $103,273,622          76.64%        39.49%      7.486%         641
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 PUD                                   112            19,620,495            14.56         41.51       7.340         652
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Condo                                  43             6,486,075            4.81          38.13       7.267         666
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Units 2-4                              41             5,225,471            3.88          40.21       7.462         666
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Condo greater than 4                   1               152,400             0.11          37.00       8.125         569
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                                957           $134,758,063          100.00%       39.75%      7.454%         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 --------------------------------  -------------- -------------- --------------- -----------
          PROPERTY TYPE                W.A.           W.A.            W.A.       W.A. LOAN
                                     COMBINED       ORIGINAL       REMAINING        AGE
                                   ORIGINAL LTV      TERM TO        TERM TO
                                                    MATURITY        MATURITY
 --------------------------------  -------------- -------------- --------------- -----------
 SFR                                  82.61%           344            343            0
 --------------------------------  -------------- -------------- --------------- -----------
 PUD                                   81.44           348            348            0
 --------------------------------  -------------- -------------- --------------- -----------
 Condo                                 81.09           343            343            0
 --------------------------------  -------------- -------------- --------------- -----------
 Units 2-4                             84.17           349            349            0
 --------------------------------  -------------- -------------- --------------- -----------
 Condo greater than 4                  70.28           360            359            1
 --------------------------------  -------------- -------------- --------------- -----------
 TOTAL:                                82.41%          345            344            0
 --------------------------------  -------------- -------------- --------------- -----------


OCCUPANCY STATUS

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
        OCCUPANCY STATUS            NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Owner Occupied                        919           $131,173,134          97.34%        39.70%      7.450%         644
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Non-Owner Occupied                     32             2,626,679            1.95          39.25       7.750         647
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Second Home                            6               958,250             0.71          47.84       7.291         726
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                                957           $134,758,063          100.00%       39.75%      7.454%         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 --------------------------------  -------------- -------------- --------------- -----------
        OCCUPANCY STATUS               W.A.           W.A.            W.A.       W.A. LOAN
                                     COMBINED       ORIGINAL       REMAINING        AGE
                                   ORIGINAL LTV      TERM TO        TERM TO
                                                    MATURITY        MATURITY
 --------------------------------  -------------- -------------- --------------- -----------
 Owner Occupied                       82.56%           345            345            0
 --------------------------------  -------------- -------------- --------------- -----------
 Non-Owner Occupied                    76.86           324            323            0
 --------------------------------  -------------- -------------- --------------- -----------
 Second Home                           76.92           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 TOTAL:                               82.41%           345            344            0
 --------------------------------  -------------- -------------- --------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
               First Franklin Mortgage Loan Trust 2004-FF10
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
               FIXED MORTGAGE LOANS
--------------------------------------------------------------------------------



DOCUMENTATION

 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
          DOCUMENTATION              NUMBER OF         AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                     MORTGAGE      PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                       LOANS                              PRINCIPAL                                SCORE
                                                                           BALANCE
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
 Full Documentation                     605           $84,125,296          62.43%        39.52%      7.440%         639
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
 Stated                                 286           38,354,368            28.46         39.71       7.438         644
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
 Stated +                               43             9,426,831            7.00          41.12       7.580         681
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
 No Documentation                       18             1,830,762            1.36          50.00       8.065         728
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
 Limited                                 5             1,020,806            0.76          46.56       6.965         649
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                                 957          $134,758,063          100.00%       39.75%      7.454%         645
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------

 --------------------------------- -------------- -------------- --------------- -----------
          DOCUMENTATION                W.A.           W.A.            W.A.       W.A. LOAN
                                     COMBINED       ORIGINAL       REMAINING        AGE
                                   ORIGINAL LTV      TERM TO        TERM TO
                                                    MATURITY        MATURITY
 --------------------------------- -------------- -------------- --------------- -----------
 Full Documentation                   82.50%           347            346            0
 --------------------------------- -------------- -------------- --------------- -----------
 Stated                                80.88           339            338            0
 --------------------------------- -------------- -------------- --------------- -----------
 Stated +                              90.62           346            346            0
 --------------------------------- -------------- -------------- --------------- -----------
 No Documentation                      72.52           358            358            0
 --------------------------------- -------------- -------------- --------------- -----------
 Limited                               74.46           360            360            0
 --------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                               82.41%           345            344            0
 --------------------------------- -------------- -------------- --------------- -----------


LOAN PURPOSE

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
          LOAN PURPOSE              NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 C/O Refi                              460            $58,252,632          43.23%        39.17%      7.612%         623
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Purchase                              366            56,912,681            42.23         40.19       7.331         668
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 R/T Refi                              130            19,424,299            14.41         40.29       7.339         643
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Construction Permit                    1               168,450             0.13          31.00       7.875         685
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                                957           $134,758,063          100.00%       39.75%      7.454%         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 --------------------------------  -------------- -------------- --------------- -----------
          LOAN PURPOSE                 W.A.           W.A.            W.A.       W.A. LOAN
                                     COMBINED       ORIGINAL       REMAINING        AGE
                                   ORIGINAL LTV      TERM TO        TERM TO
                                                    MATURITY        MATURITY
 --------------------------------  -------------- -------------- --------------- -----------
 C/O Refi                             79.31%           333            332            0
 --------------------------------  -------------- -------------- --------------- -----------
 Purchase                              86.03           358            358            0
 --------------------------------  -------------- -------------- --------------- -----------
 R/T Refi                              81.03           340            340            0
 --------------------------------  -------------- -------------- --------------- -----------
 Construction Permit                   89.13           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 TOTAL:                               82.41%           345            344            0
 --------------------------------  -------------- -------------- --------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
               First Franklin Mortgage Loan Trust 2004-FF10
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
               FIXED MORTGAGE LOANS
--------------------------------------------------------------------------------


PRODUCT TYPE

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
          PRODUCT TYPE              NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 30 YR FIXED                           769           $110,401,145          81.93%        39.60%      7.480%         646
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 15 YR FIXED                           112            10,440,453            7.75          37.72       7.383         624
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 30 YR FIXED IO                         67            12,644,279            9.38          42.70       7.287         653
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 20 YR FIXED                            4               374,886             0.28          36.71       7.660         642
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 15/30 BALLOON IO                       3               335,000             0.25          38.85       7.452         603
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 15 YR FIXED IO                         2               562,300             0.42          43.00       7.292         705
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                                957           $134,758,063          100.00%       39.75%      7.454%         645
 ----------------------------------------------------------------------------------------------------------------------------

 -------------------------------- -------------- -------------- --------------- -----------
          PRODUCT TYPE                W.A.           W.A.            W.A.       W.A. LOAN
                                    COMBINED       ORIGINAL       REMAINING        AGE
                                  ORIGINAL LTV      TERM TO        TERM TO
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 30 YR FIXED                         83.12%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 15 YR FIXED                          76.18           180            180            0
 -------------------------------- -------------- -------------- --------------- -----------
 30 YR FIXED IO                       80.96           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 20 YR FIXED                          88.42           240            239            1
 -------------------------------- -------------- -------------- --------------- -----------
 15/30 BALLOON IO                     63.12           180            180            0
 -------------------------------- -------------- -------------- --------------- -----------
 15 YR FIXED IO                       97.92           180            179            1
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                              82.41%           345            344            0
 ------------------------------------------------------------------------------------------

Note: All Interest Only Loans have an Interest Only Term of 5 years.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
               First Franklin Mortgage Loan Trust 2004-FF10
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
               FIXED MORTGAGE LOANS
--------------------------------------------------------------------------------


LIEN POSITION

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
          LIEN POSITION             NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 1                                     957           $134,758,063          100.00%       39.75%      7.454%         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                                957           $134,758,063          100.00%       39.75%      7.454%         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 -------------------------------- - -------------- -------------- --------------- -----------
          LIEN POSITION                 W.A.           W.A.            W.A.       W.A. LOAN
                                      COMBINED       ORIGINAL       REMAINING        AGE
                                    ORIGINAL LTV      TERM TO        TERM TO
                                                     MATURITY        MATURITY
 -------------------------------- - -------------- -------------- --------------- -----------
 1                                     82.41%           345            344            0
 -------------------------------- - -------------- -------------- --------------- -----------
 TOTAL:                                82.41%           345            344            0
 -------------------------------- - -------------- -------------- --------------- -----------



PREPAYMENT PENALTY TERM

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
       PREPAYMENT PENALTY           NUMBER OF          AGGREGATE         PERCENT OF     W.A. DTI   W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY                   COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 0                                     277            $37,458,516          27.80%        38.73%      7.528%         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 12                                     35             4,786,884            3.55          38.64       7.841         644
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 24                                     26             3,451,923            2.56          42.92       7.732         640
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 36                                    619            89,060,740            66.09         40.10       7.392         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                                957           $134,758,063          100.00%       39.75%      7.454%         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 --------------------------------  -------------- -------------- --------------- -----------
       PREPAYMENT PENALTY              W.A.           W.A.            W.A.       W.A. LOAN
                                     COMBINED       ORIGINAL       REMAINING        AGE
                                   ORIGINAL LTV      TERM TO        TERM TO
                                                    MATURITY        MATURITY
 --------------------------------  -------------- -------------- --------------- -----------
 0                                    82.27%           344            344            0
 --------------------------------  -------------- -------------- --------------- -----------
 12                                    83.21           348            347            0
 --------------------------------  -------------- -------------- --------------- -----------
 24                                    80.15           352            351            0
 --------------------------------  -------------- -------------- --------------- -----------
 36                                    82.51           344            344            0
 --------------------------------  -------------- -------------- --------------- -----------
 TOTAL:                               82.41%           345            344            0
 --------------------------------  -------------- -------------- --------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
FIXED MORTGAGE LOANS
--------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION

----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
   GEOGRAPHICAL   NUMBER OF      AGGREGATE     PERCENT       W.A.      W.A.      W.A.        W.A.      W.A.          W.A.      W.A.
   DISTRIBUTION   MORTGAGE       PRINCIPAL     OF LOANS      DTI      GROSS     CREDIT    COMBINED    ORIGINAL    REMAINING   LOAN
                    LOANS         BALANCE         BY                 COUPON     SCORE     ORIGINAL    TERM TO      TERM TO     AGE
                                               PRINCIPAL                                     LTV     MATURITY     MATURITY
                                               BALANCE
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
California           124       $29,333,274       21.77%     40.66%    6.984%      651      77.58%        348         348        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Texas                159        17,903,012       13.29      39.06      7.492      638       80.17        326         325        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Ohio                  80         8,546,277        6.34      37.60      7.790      631       88.95        342         342        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Florida               65         8,020,717        5.95      37.88      7.776      633       81.38        346         345        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
New York              40         8,010,159        5.94      32.37      7.272      668       81.98        355         355        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Illinois              53         7,071,072        5.25      43.37      7.405      649       85.09        351         351        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Georgia               37         4,932,596        3.66      36.64      7.729      644       86.67        359         358        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Tennessee             49         4,782,737        3.55      40.78      8.002      622       89.18        343         342        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Washington            24         3,678,284        2.73      42.88      7.240      658       84.19        354         354        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Maryland              15         3,083,000        2.29      39.62      7.392      655       84.27        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Missouri              20         2,940,192        2.18      42.91      7.246      685       87.13        348         347        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Indiana               35         2,855,211        2.12      40.41      7.779      648       87.97        348         348        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Pennsylvania          30         2,781,358        2.06      35.58      7.774      637       84.57        352         352        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Oregon                18         2,661,709        1.98      39.39      7.204      662       77.53        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
New Jersey            15         2,550,560        1.89      42.97      7.839      641       82.00        355         355        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Nevada                11         2,435,405        1.81      40.40      6.912      625       72.48        343         343        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Virginia              14         2,424,722        1.80      44.81      7.876      621       81.68        357         357        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Colorado              8          1,950,149        1.45      42.94      7.315      665       82.77        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Wisconsin             13         1,904,550        1.41      36.90      8.129      632       91.78        310         310        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Minnesota             12         1,674,063        1.24      36.26      7.637      634       79.36        338         338        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Oklahoma              16         1,609,739        1.19      38.70      7.710      625       82.83        271         271        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Michigan              16         1,569,681        1.16      37.92      7.824      624       82.97        341         341        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Massachusetts         5          1,361,000        1.01      51.89      7.435      696       84.15        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
North Carolina        12         1,336,537        0.99      42.23      7.541      633       86.25        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
South Carolina        10         1,227,964        0.91      35.51      7.623      629       87.35        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Arizona               7           977,250         0.73      37.24      7.367      662       85.57        326         325        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Maine                 5           898,100         0.67      48.57      7.336      687       83.28        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Rhode Island          5           871,625         0.65      45.75      7.672      655       84.28        336         336        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Kentucky              10          857,934         0.64      35.56      7.886      622       87.70        302         302        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Alabama               9           835,648         0.62      35.70      8.025      613       87.40        306         306        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Iowa                  11          701,876         0.52      39.04      8.242      622       89.53        354         354        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Utah                  5           485,215         0.36      43.97      7.906      639       85.84        322         322        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Arkansas              6           475,700         0.35      41.94      7.982      619       88.51        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Kansas                3           462,400         0.34      48.57      7.795      638       95.59        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
New Mexico            3           406,000         0.30      49.87      7.455      628       72.82        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Louisiana             5           312,878         0.23      46.33      7.820      650       87.60        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Delaware              1           254,600         0.19      43.00      7.250      667       95.00        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Connecticut           2           243,100         0.18      43.12      8.198      578       79.99        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Idaho                 1           118,800         0.09      40.00      7.875      665       90.00        360         359        1
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
District of
  Columbia            1           115,000         0.09      34.00      9.375      558       79.86        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Nebraska              1           64,965          0.05      20.00      9.125      592       63.73        360         359        1
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
Wyoming               1           33,000          0.02      19.00      6.999      634       54.10        360         360        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
TOTAL:               957       $134,758,063     100.00%     39.75%    7.454%      645      82.41%        345         344        0
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL
                        ADJUSTABLE MORTGAGE LOANS SUMMARY


    SUMMARY                                                                          TOTAL            MINIMUM              MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------------
Statistical Cut-off Date Aggregate Principal Balance                     $1,304,813,402.59
Number of Loans                                                                      6,175
Average Original Loan Balance                                                  $211,333.75         $23,200.00        $1,000,000.00
Average Current Loan Balance                                                   $211,305.81          $1,150.00        $1,000,000.00
(1) Weighted Average Combined Original LTV                                          83.33%             23.06%              100.00%
(1) Weighted Average Gross Coupon                                                   6.752%             4.125%              10.375%
(1) (Weighted Average Gross Margin                                                  4.802%             2.875%               8.000%
(1) (Weighted Average Term to Next Rate Adjustment Date (months)                        30                  4                   61
(1) Weighted Average Remaining Term to Maturity (months)                               360                355                  360
(1) Weighted Average Credit Score                                                      649                540                  813
-----------------------------------------------------------------------------------------------------------------------------------

    (1) Weighted Average reflected in the Adjustable Mortgage Loans.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENT OF STATISTICAL
                                                                                                                 CUT-OFF DATE
                                                                                                                  CUT-OFF DATE
                                                         RANGE                                                PRINCIPAL BALANCE
                                                         -----                                                -----------------
Product Type                                             Adjustable                                                100.00%
                                                         Fixed                                                       0.00%

IO Loan %                                                                                                           63.88%

Lien                                                     First                                                     100.00%
                                                         Second                                                      0.00%

Property Type                                            SFR                                                        67.14%
                                                         PUD                                                        19.85%
                                                         2-4 Family                                                  5.45%
                                                         Condominium                                                 7.57%

Occupancy Status                                         Owner Occupied                                             96.81%
                                                         Non-Owner Occupied                                          2.46%
                                                         Second Home                                                 0.73%

Geographic Distribution                                  California                                                 41.10%
                                                         Florida                                                     5.91%
                                                         Illinois                                                    4.46%
                                                         New York                                                    4.07%
                                                         Texas                                                       3.86%

Number of States                                                                                                        48
Largest Zip Code Concentration                           91913                                                       0.51%
Loans with Prepayment Penalties                                                                                     83.70%
Loans with Primary Mortgage Insurance                                                                               20.26%
-----------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------


RANGE OF MORTGAGE COUPONS

 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
        MORTGAGE COUPONS           NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF       W.A.    W.A. GROSS      W.A.
                                 MORTGAGE LOANS         BALANCE            LOANS BY        DTI       COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 4.001 - 4.500                         3               $802,800             0.06%        49.35%      4.412%         679
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 4.501 - 5.000                         40             11,314,682             0.87         46.22       4.854         695
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 5.001 - 5.500                        254             70,222,431             5.38         47.16       5.388         692
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 5.501 - 6.000                        820             220,773,212           16.92         46.48       5.851         679
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 6.001 - 6.500                       1,200            298,749,040           22.90         45.22       6.326         662
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 6.501 - 7.000                       1,299            280,449,625           21.49         43.33       6.816         645
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 7.001 - 7.500                        973             186,062,413           14.26         42.07       7.317         630
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 7.501 - 8.000                        816             135,138,753           10.36         41.80       7.799         614
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 8.001 - 8.500                        427             61,606,766             4.72         41.26       8.304         611
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 8.501 - 9.000                        263             31,832,469             2.44         40.22       8.767         604
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 9.001 - 9.500                         64              6,301,191             0.48         39.28       9.275         594
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 9.501 - 10.000                        15              1,522,020             0.12         33.82       9.697         665
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 10.001 - 10.500                       1                38,000               0.00         0.00       10.375         726
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------
 TOTAL:                              6,175          $1,304,813,403         100.00%       44.02%      6.752%         649
 ------------------------------- --------------- ---------------------- --------------- ---------- ------------ ------------


 ------------------------------- -------------- -------------- --------------- -----------
        MORTGAGE COUPONS             W.A.           W.A.            W.A.           W.A.
                                   COMBINED       ORIGINAL       REMAINING        LOAN
                                   ORIGINAL        TERM TO        TERM TO          AGE
                                      LTV         MATURITY        MATURITY
 ------------------------------- -------------- -------------- --------------- -----------
 4.001 - 4.500                      80.00%           360            359            1
 ------------------------------- -------------- -------------- --------------- -----------
 4.501 - 5.000                       73.93           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------
 5.001 - 5.500                       78.59           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------
 5.501 - 6.000                       79.46           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------
 6.001 - 6.500                       80.93           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------
 6.501 - 7.000                       83.47           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------
 7.001 - 7.500                       86.57           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------
 7.501 - 8.000                       88.42           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------
 8.001 - 8.500                       89.91           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------
 8.501 - 9.000                       90.23           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------
 9.001 - 9.500                       90.54           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------
 9.501 - 10.000                      94.41           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------
 10.001 - 10.500                     95.00           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                             83.33%           360            360            0
 ------------------------------- -------------- -------------- --------------- -----------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------

COMBINED ORIGINAL LOAN-TO-VALUE RATIO

--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
     COMBINED ORIGINAL              NUMBER OF       AGGREGATE        PERCENT OF       W.A.     W.A. GROSS   W.A. CREDIT
            LTV                     MORTGAGE        PRINCIPAL         LOANS BY        DTI        COUPON        SCORE
                                      LOANS          BALANCE          PRINCIPAL
                                                                       BALANCE
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
20.001 - 25.000                         3            $431,000           0.03%        29.50%      6.313%         639
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
25.001 - 30.000                         4            300,966            0.02         28.22       6.950          615
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
30.001 - 35.000                         4           1,360,750           0.10         26.84       6.192          631
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
35.001 - 40.000                         7            953,404            0.07         47.89       7.586          584
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
40.001 - 45.000                        21           2,560,904           0.20         37.22       6.771          614
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
45.001 - 50.000                        22           4,067,113           0.31         39.63       6.534          619
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
50.001 - 55.000                        41           8,409,189           0.64         42.71       6.653          618
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
55.001 - 60.000                        58           12,084,306          0.93         41.75       6.534          633
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
60.001 - 65.000                        105          26,333,663          2.02         40.41       6.511          626
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
65.001 - 70.000                        130          29,135,315          2.23         41.36       6.711          620
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
70.001 - 75.000                        202          50,064,509          3.84         39.81       6.766          631
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
75.001 - 80.000                       2,881        635,378,584          48.69        46.41       6.291          659
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
80.001 - 85.000                        538         102,253,772          7.84         41.28       7.331          609
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
85.001 - 90.000                        911         179,264,348          13.74        41.60       7.319          628
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
90.001 - 95.000                        679         148,372,853          11.37        41.51       7.084          669
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
95.001 - 100.000                       569         103,842,728          7.96         44.11       7.658          670
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------
TOTAL:                                6,175       $1,304,813,403       100.00%       44.02%      6.752%         649
--------------------------------- -------------- ----------------- ---------------- --------- ------------- -------------

--------------------------------- --------------- ------------- --------------- -------------
     COMBINED ORIGINAL            W.A. COMBINED       W.A.           W.A.            W.A.
            LTV                    ORIGINAL LTV     ORIGINAL      REMAINING         LOAN
                                                    TERM TO        TERM TO           AGE
                                                    MATURITY       MATURITY
--------------------------------- --------------- ------------- --------------- -------------
20.001 - 25.000                       23.25%          360            360             0
--------------------------------- --------------- ------------- --------------- -------------
25.001 - 30.000                       28.02           360            359             1
--------------------------------- --------------- ------------- --------------- -------------
30.001 - 35.000                       32.78           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
35.001 - 40.000                       38.68           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
40.001 - 45.000                       43.51           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
45.001 - 50.000                       48.30           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
50.001 - 55.000                       52.64           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
55.001 - 60.000                       58.06           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
60.001 - 65.000                       63.61           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
65.001 - 70.000                       68.82           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
70.001 - 75.000                       73.77           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
75.001 - 80.000                       79.79           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
80.001 - 85.000                       84.47           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
85.001 - 90.000                       89.58           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
90.001 - 95.000                       94.63           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
95.001 - 100.000                      99.92           360            360             0
--------------------------------- --------------- ------------- --------------- -------------
TOTAL:                                83.33%          360            360             0
--------------------------------- --------------- ------------- --------------- -------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------


STATISTICAL CUT-OFF DATE PRINCIPAL BALANCE

------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
      PRINCIPAL BALANCE            NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF       W.A.     W.A. GROSS     W.A.
                                MORTGAGE LOANS         BALANCE            LOANS BY        DTI        COUPON      CREDIT
                                                                          PRINCIPAL                               SCORE
                                                                           BALANCE
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
(less than or) = 50,000.00            136             $5,733,709            0.44%        36.43%      7.843%        621
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
50,000.01 - 100,000.00               1,014            80,308,349            6.15          41.07       7.454        624
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
100,000.01 - 150,000.00              1,413           177,080,189            13.57         43.16       7.121        633
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
150,000.01 - 200,000.00              1,135           197,470,421            15.13         44.29       6.869        638
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
200,000.01 - 250,000.00               755            169,235,896            12.97         45.06       6.759        646
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
250,000.01 - 300,000.00               517            142,021,102            10.88         46.27       6.656        648
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
300,000.01 - 350,000.00               344            111,790,363            8.57          45.85       6.654        655
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
350,000.01 - 400,000.00               252             94,631,688            7.25          45.73       6.502        661
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
400,000.01 - 450,000.00               183             77,964,792            5.98          44.45       6.412        663
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
450,000.01 - 500,000.00               106             50,565,784            3.88          44.26       6.556        657
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
500,000.01 - 550,000.00               104             54,819,199            4.20          42.46       6.437        662
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
550,000.01 - 600,000.00               91              52,248,868            4.00          42.40       6.446        669
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
600,000.01 - 650,000.00               39              24,545,758            1.88          42.17       6.324        675
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
650,000.01 - 700,000.00               28              18,990,150            1.46          40.25       6.345        687
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
700,000.01 - 750,000.00               23              16,742,805            1.28          40.54       6.494        681
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
750,000.01 (greater than or) =        35              30,664,330            2.35          38.49       6.364        697
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------
TOTAL:                               6,175          $1,304,813,403         100.00%       44.02%      6.752%        649
------------------------------- ---------------- --------------------- ---------------- ---------- ------------ ----------

-------------------------------  ---------------- ------------- --------------- -----------
      PRINCIPAL BALANCE           W.A. COMBINED       W.A.           W.A.          W.A.
                                   ORIGINAL LTV      ORIGINAL      REMAINING       LOAN
                                                     TERM TO        TERM TO         AGE
                                                    MATURITY       MATURITY
-------------------------------  ---------------- ------------- --------------- -----------
(less than or =) 50,000.00           80.85%           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
50,000.01 - 100,000.00                83.66           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
100,000.01 - 150,000.00               83.92           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
150,000.01 - 200,000.00               84.01           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
200,000.01 - 250,000.00               84.02           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
250,000.01 - 300,000.00               83.18           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
300,000.01 - 350,000.00               84.72           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
350,000.01 - 400,000.00               84.76           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
400,000.01 - 450,000.00               84.19           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
450,000.01 - 500,000.00               84.69           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
500,000.01 - 550,000.00               81.95           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
550,000.01 - 600,000.00               80.84           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
600,000.01 - 650,000.00               80.00           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
650,000.01 - 700,000.00               79.22           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
700,000.01 - 750,000.00               78.46           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
750,000.01 (greater than or =)        72.76           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------
TOTAL:                               83.33%           360            360            0
-------------------------------  ---------------- ------------- --------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------


ORIGINAL TERM TO MATURITY

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
    ORIGINAL TERM TO MATURITY       NUMBER OF          AGGREGATE         PERCENT OF        W.A.    W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY         DTI       COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 360                                  6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 -------------------------------- -------------- -------------- --------------- -----------
    ORIGINAL TERM TO MATURITY         W.A.           W.A.            W.A.             W.A.
                                    COMBINED       ORIGINAL       REMAINING          LOAN
                                  ORIGINAL LTV      TERM TO        TERM TO           AGE
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 360                                 83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                              83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------


REMAINING TERM TO MATURITY

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
   REMAINING TERM TO MATURITY       NUMBER OF          AGGREGATE         PERCENT OF        W.A.     W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY         DTI       COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 355 - 360                            6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 -------------------------------- -------------- -------------- --------------- -----------
   REMAINING TERM TO MATURITY          W.A.           W.A.            W.A.          W.A.
                                    COMBINED       ORIGINAL       REMAINING        LOAN
                                  ORIGINAL LTV      TERM TO        TERM TO         AGE
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 355 - 360                           83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                              83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------


CREDIT SCORE

 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
          CREDIT SCORE              NUMBER OF          AGGREGATE         PERCENT OF       W.A.      W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY        DTI         COUPON       CREDIT
                                                                         PRINCIPAL                                 SCORE
                                                                          BALANCE
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 501 - 550                             194            $27,370,193          2.10%         41.55%      7.858%         545
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 551 - 600                            1,188           197,552,722          15.14         41.54        7.580         575
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 601 - 650                            2,367           474,825,774          36.39         44.73        6.757         627
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 651 - 700                            1,558           377,419,190          28.93         44.49        6.478         673
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 701 - 750                             651            170,647,140          13.08         44.02        6.379         721
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 751 - 800                             205            53,982,834            4.14         44.81        6.228         769
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 801 - 850                              12             3,015,550            0.23         45.63        6.429         806
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403        100.00%        44.02%      6.752%         649
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------

 -------------------------------- -------------- ------------- ---------------- -----------
          CREDIT SCORE                 W.A.           W.A.      W.A. REMAINING     W.A.
                                     COMBINED       ORIGINAL        TERM TO        LOAN
                                  ORIGINAL LTV     TERM TO        MATURITY         AGE
                                                   MATURITY
 -------------------------------- -------------- ------------- ---------------- -----------
 501 - 550                           76.92%          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 551 - 600                            81.03          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 601 - 650                            83.65          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 651 - 700                            84.12          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 701 - 750                            84.01          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 751 - 800                            84.41          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 801 - 850                            85.74          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 TOTAL:                              83.33%          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------


PROPERTY TYPE

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
          PROPERTY TYPE             NUMBER OF          AGGREGATE         PERCENT OF       W.A.     W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY        DTI        COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 SFR                                  4,355          $876,035,556          67.14%        43.48%      6.811%         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 PUD                                  1,084           258,973,149           19.85         44.81       6.582         654
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Condo                                 450            93,481,428            7.16          45.73       6.630         663
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Units 2-4                             265            71,093,269            5.45          46.09       6.786         671
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Condo >4                               21             5,230,000            0.40          38.19       7.053         651
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 -------------------------------- -------------- -------------- --------------- -----------
          PROPERTY TYPE               W.A.           W.A.            W.A.         W.A.
                                    COMBINED       ORIGINAL       REMAINING       LOAN
                                  ORIGINAL LTV      TERM TO        TERM TO         AGE
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 SFR                                 83.34%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 PUD                                  82.86           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 Condo                                83.04           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 Units 2-4                            85.39           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 Condo >4                             82.94           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                              83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------


OCCUPANCY STATUS

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
        OCCUPANCY STATUS            NUMBER OF          AGGREGATE         PERCENT OF        W.A.    W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY         DTI       COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Owner Occupied                       5,928         $1,263,241,816         96.81%        44.09%      6.743%         648
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Non-Owner Occupied                    201            32,063,158            2.46          40.98       7.066         688
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Second Home                            46             9,508,428            0.73          44.89       6.890         684
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 -------------------------------- -------------- -------------- --------------- -----------
        OCCUPANCY STATUS              W.A.           W.A.            W.A.          W.A.
                                    COMBINED       ORIGINAL       REMAINING        LOAN
                                  ORIGINAL LTV      TERM TO        TERM TO          AGE
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 Owner Occupied                      83.32%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 Non-Owner Occupied                   83.16           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 Second Home                          85.42           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                              83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------


DOCUMENTATION

 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
          DOCUMENTATION              NUMBER OF         AGGREGATE         PERCENT OF       W.A.     W.A. GROSS      W.A.
                                     MORTGAGE      PRINCIPAL BALANCE      LOANS BY        DTI        COUPON       CREDIT
                                       LOANS                              PRINCIPAL                                SCORE
                                                                           BALANCE
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
 Full Documentation                    4,803        $1,011,117,228         77.49%        44.61%      6.658%         647
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
 Stated                                 832           155,448,487           11.91         41.23       7.115         641
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
 Stated +                               373           108,248,630           8.30          42.38       6.959         676
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
 No Documentation                       93            12,967,948            0.99          43.33       7.973         707
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
 Limited                                74            17,031,110            1.31          44.69       6.753         668
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                                6,175        $1,304,813,403         100.00%       44.02%      6.752%         649
 --------------------------------- -------------- -------------------- ---------------- ---------- ------------ ------------

 --------------------------------- -------------- -------------- --------------- -----------
          DOCUMENTATION                W.A.           W.A.            W.A.          W.A.
                                     COMBINED       ORIGINAL       REMAINING        LOAN
                                   ORIGINAL LTV      TERM TO        TERM TO          AGE
                                                    MATURITY        MATURITY
 --------------------------------- -------------- -------------- --------------- -----------
 Full Documentation                   82.32%           360            360            0
 --------------------------------- -------------- -------------- --------------- -----------
 Stated                                84.67           360            360            0
 --------------------------------- -------------- -------------- --------------- -----------
 Stated +                              91.31           360            360            0
 --------------------------------- -------------- -------------- --------------- -----------
 No Documentation                      80.99           360            360            0
 --------------------------------- -------------- -------------- --------------- -----------
 Limited                               82.10           360            360            0
 --------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                               83.33%           360            360            0
 --------------------------------- -------------- -------------- --------------- -----------


LOAN PURPOSE

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
          LOAN PURPOSE              NUMBER OF          AGGREGATE         PERCENT OF        W.A.    W.A. GROSS     W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY         DTI       COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Purchase                             3,673          $807,958,002          61.92%        45.34%      6.574%         665
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 C/O Refi                             2,034           409,305,217           31.37         41.87       7.061         624
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 R/T Refi                              467            87,344,934            6.69          41.90       6.952         629
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 Construction Permit                    1               205,250             0.02          29.00       6.990         607
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 -------------------------------- -------------- -------------- --------------- -----------
          LOAN PURPOSE               W.A.           W.A.            W.A.           W.A.
                                    COMBINED       ORIGINAL       REMAINING        LOAN
                                  ORIGINAL LTV      TERM TO        TERM TO          AGE
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 Purchase                            84.06%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 C/O Refi                             81.89           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 R/T Refi                             83.36           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 Construction Permit                  79.99           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                              83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------

PRODUCT TYPE

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
          PRODUCT TYPE              NUMBER OF          AGGREGATE         PERCENT OF       W.A.     W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY        DTI        COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 2/28 ARM IO                          2,196          $552,021,358          42.31%        46.90%      6.591%         652
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 2/28 ARM                             2,115           345,372,388           26.47         40.95       7.241         632
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 3/27 ARM IO                           580            130,436,634           10.00         46.09       6.517         654
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 5/25 ARM IO                           531            129,616,039           9.93          41.83       6.365         680
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 3/27 ARM                              500            92,472,486            7.09          39.94       6.996         642
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 5/25 ARM                              148            30,563,139            2.34          39.54       6.619         671
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 6Mo ARM IO                             93            21,504,203            1.65          40.68       5.864         653
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 1/29 ARM                               6              1,529,132            0.12          43.84       7.303         608
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 6Mo ARM                                5              1,189,225            0.09          46.79       6.808         635
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 2/28 ARM DIVIDEND                      1               108,800             0.01          54.00       6.500         546
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 -------------------------------- -------------- -------------- --------------- -----------
          PRODUCT TYPE                W.A.           W.A.            W.A.          W.A.
                                    COMBINED       ORIGINAL       REMAINING        LOAN
                                  ORIGINAL LTV      TERM TO        TERM TO         AGE
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 2/28 ARM IO                         83.06%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 2/28 ARM                             85.51           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 3/27 ARM IO                          82.64           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 5/25 ARM IO                          79.85           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 3/27 ARM                             84.36           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 5/25 ARM                             79.93           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 6Mo ARM IO                           81.07           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 1/29 ARM                             79.53           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 6Mo ARM                              85.04           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 2/28 ARM DIVIDEND                    80.00           360            359            1
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                              83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------

Note: All Interest Only Loans have an Interest Only Term of 5 years.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------


LIEN POSITION

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
          LIEN POSITION             NUMBER OF          AGGREGATE         PERCENT OF        W.A.    W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY         DTI       COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 1                                    6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 --------------------------------  -------------- -------------- --------------- -----------
          LIEN POSITION                W.A.           W.A.            W.A.          W.A.
                                     COMBINED       ORIGINAL       REMAINING        LOAN
                                   ORIGINAL LTV      TERM TO        TERM TO          AGE
                                                    MATURITY        MATURITY
 --------------------------------  -------------- -------------- --------------- -----------
 1                                    83.33%           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------
 TOTAL:                               83.33%           360            360            0
 --------------------------------  -------------- -------------- --------------- -----------

PREPAYMENT PENALTY TERM

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
       PREPAYMENT PENALTY           NUMBER OF          AGGREGATE         PERCENT OF       W.A.     W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY        DTI        COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 0                                    1,028          $212,712,893          16.30%        42.15%      7.003%         651
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 12                                    227            64,826,848            4.97          41.77       6.998         656
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 24                                   3,434           722,761,396           55.39         44.51       6.753         647
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 36                                   1,485           304,377,866           23.33         44.55       6.522         653
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 48                                     1               134,400             0.01          54.00       4.875         620
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 -------------------------------- -------------- -------------- --------------- -----------
       PREPAYMENT PENALTY             W.A.           W.A.            W.A.          W.A.
                                    COMBINED       ORIGINAL       REMAINING        LOAN
                                  ORIGINAL LTV      TERM TO        TERM TO          AGE
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 0                                   84.79%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 12                                   82.57           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 24                                   83.35           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 36                                   82.43           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 48                                   80.00           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                              83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION

----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
   GEOGRAPHICAL   NUMBER OF      AGGREGATE     PERCENT       W.A.      W.A.      W.A.        W.A.      W.A.          W.A.      W.A.
   DISTRIBUTION   MORTGAGE       PRINCIPAL     OF LOANS      DTI      GROSS     CREDIT    COMBINED    ORIGINAL    REMAINING   LOAN
                    LOANS         BALANCE         BY                 COUPON     SCORE     ORIGINAL    TERM TO      TERM TO     AGE
                                               PRINCIPAL                                     LTV     MATURITY     MATURITY
                                               BALANCE
----------------- ----------- ---------------- ----------- --------- ---------- -------- ------------ ---------- ------------ -----
California          1,632      $536,239,934       41.10%     45.07%     6.400%      662      81.07%        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Florida              458         77,084,059         5.91      43.58      7.138      642       84.73        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Illinois             308         58,220,108         4.46      43.16      7.017      643       85.09        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
New York             198         53,088,798         4.07      40.50      6.929      654       86.40        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Texas                329         50,336,585         3.86      41.85      6.869      643       83.78        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Michigan             318         45,494,747         3.49      43.14      7.311      629       86.74        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Minnesota            232         43,272,605         3.32      43.82      6.890      640       85.23        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Colorado             180         37,445,497         2.87      45.02      6.487      647       83.41        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Georgia              214         34,194,759         2.62      42.51      7.017      635       84.96        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Ohio                 275         33,356,313         2.56      41.35      7.359      628       88.47        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Washington           156         28,623,442         2.19      45.67      6.758      644       82.88        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Nevada               127         27,008,173         2.07      43.96      6.867      634       81.26        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Massachusetts         99         25,308,603         1.94      47.87      6.832      650       83.21        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Maryland             112         25,211,445         1.93      44.91      6.907      638       83.22        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
New Jersey           105         25,207,272         1.93      43.77      7.137      645       83.55        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
North Carolina       165         24,071,480         1.84      43.23      6.997      641       85.61        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Oregon               148         23,848,991         1.83      42.65      6.697      650       83.79        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Arizona              104         17,191,909         1.32      41.50      6.819      642       83.41        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Virginia              74         17,004,744         1.30      43.64      6.885      627       82.65        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Pennsylvania         114         15,637,049         1.20      39.08      7.311      633       88.40        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Utah                  83         11,991,961         0.92      45.61      6.804      655       85.90        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Tennessee            108         11,769,894         0.90      45.02      7.050      626       82.13        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Indiana              107         11,099,288         0.85      40.84      7.323      627       90.01        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Missouri              96         10,506,152         0.81      42.09      7.536      626       86.80        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Wisconsin             82         10,375,318         0.80      41.15      7.186      633       86.36        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Connecticut           35          7,002,976         0.54      46.21      7.238      643       85.72        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
South Carolina        53          6,810,153         0.52      43.69      6.979      632       85.37        360         359        1
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Rhode Island          25          4,897,000         0.38      49.97      6.746      636       80.88        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Kentucky              44          4,778,919         0.37      40.48      7.258      634       90.13        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
New Hampshire         17          4,016,620         0.31      41.13      7.055      675       87.41        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Alabama               28          3,698,805         0.28      39.67      7.050      646       83.80        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Kansas                19          2,994,042         0.23      44.25      7.161      634       87.81        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Maine                 19          2,858,428         0.22      45.09      7.138      641       85.30        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Oklahoma              18          2,351,695         0.18      36.39      7.500      621       89.28        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Louisiana             18          2,122,842         0.16      42.78      7.214      619       84.52        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
New Mexico            13          1,724,315         0.13      40.93      6.827      655       84.68        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Arkansas              9           1,457,539         0.11      45.98      6.944      655       79.73        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Nebraska              10          1,262,386         0.10      38.49      7.520      622       88.56        360         359        1
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Idaho                 11          1,235,771         0.09      46.57      6.672      672       84.32        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
West Virginia         7            938,750          0.07      44.81      7.400      640       87.94        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
District of
  Columbia            3            887,700          0.07      50.20      7.238      652       91.77        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Iowa                  11           875,086          0.07      40.80      7.917      611       86.90        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Montana               3            332,950          0.03      33.61      6.170      702       80.00        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Wyoming               2            311,600          0.02      53.17      7.383      586       84.04        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
South Dakota          3            306,400          0.02      46.51      6.973      698       93.84        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Delaware              1            142,800          0.01      39.00      7.990      566       85.00        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
Vermont               1            132,000          0.01      55.00      5.250      622       80.00        360         359        1
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
North Dakota          1            85,500           0.01      34.00      6.750      609       77.73        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----
TOTAL:              6,175      $1,304,813,403     100.00%     44.02%    6.752%      649      83.33%        360         360        0
----------------- ----------- ------------------ ----------- --------- ---------- -------- ------------ ---------- ------------ ----

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------


RANGE OF GROSS MARGINS

 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
          GROSS MARGIN              NUMBER OF          AGGREGATE         PERCENT OF       W.A.     W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY        DTI        COUPON       CREDIT
                                                                         PRINCIPAL                                 SCORE
                                                                          BALANCE
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 2.501 - 3.000                          21            $6,235,450           0.48%         35.47%      5.505%         729
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 3.001 - 3.500                         332            99,273,091            7.61         43.56        5.735         715
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 3.501 - 4.000                         870            239,145,586          18.33         46.11        5.978         676
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 4.001 - 4.500                        1,075           240,110,971          18.40         46.43        6.374         651
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 4.501 - 5.000                         999            206,347,691          15.81         44.22        6.732         646
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 5.001 - 5.500                        1,043           210,121,797          16.10         42.73        7.093         640
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 5.501 - 6.000                         914            169,185,415          12.97         42.02        7.501         620
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 6.001 - 6.500                         572            90,542,265            6.94         41.22        7.981         612
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 6.501 - 7.000                         256            33,822,818            2.59         39.84        8.441         594
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 7.001 - 7.500                          82             8,759,709            0.67         40.08        8.867         577
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 7.501 - 8.000                          11             1,268,610            0.10         36.84        9.317         567
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403        100.00%        44.02%      6.752%         649
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------

 -------------------------------- -------------- ------------- ---------------- -----------
          GROSS MARGIN                W.A.           W.A.      W.A. REMAINING      W.A.
                                    COMBINED       ORIGINAL        TERM TO         LOAN
                                  ORIGINAL LTV     TERM TO        MATURITY          AGE
                                                   MATURITY
 -------------------------------- -------------- ------------- ---------------- -----------
 2.501 - 3.000                       60.76%          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 3.001 - 3.500                        76.80          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 3.501 - 4.000                        78.04          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 4.001 - 4.500                        78.85          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 4.501 - 5.000                        82.49          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 5.001 - 5.500                        88.39          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 5.501 - 6.000                        90.45          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 6.001 - 6.500                        91.20          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 6.501 - 7.000                        91.03          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 7.001 - 7.500                        89.82          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 7.501 - 8.000                        89.91          360             359            1
 -------------------------------- -------------- ------------- ---------------- -----------
 TOTAL:                              83.33%          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------


INITIAL PERIODIC RATE CAP

 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
           INITIAL CAP              NUMBER OF          AGGREGATE         PERCENT OF        W.A.    W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY         DTI       COUPON       CREDIT
                                                                         PRINCIPAL                                 SCORE
                                                                          BALANCE
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 1.000                                  98            $22,693,428          1.74%         40.94%      5.914%         652
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 2.000                                  6              1,529,132            0.12         43.84        7.303         608
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 3.000                                6,071          1,280,590,843         98.14         44.08        6.766         649
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403        100.00%        44.02%      6.752%         649
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------

 -------------------------------- -------------- ------------- ---------------- -----------
           INITIAL CAP                W.A.           W.A.      W.A. REMAINING     W.A.
                                    COMBINED       ORIGINAL        TERM TO        LOAN
                                  ORIGINAL LTV     TERM TO        MATURITY         AGE
                                                   MATURITY
 -------------------------------- -------------- ------------- ---------------- -----------
 1.000                               81.27%          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 2.000                                79.53          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 3.000                                83.37          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------
 TOTAL:                              83.33%          360             360            0
 -------------------------------- -------------- ------------- ---------------- -----------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------

PERIODIC RATE CAP

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
          PERIODIC CAP              NUMBER OF          AGGREGATE         PERCENT OF       W.A.     W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY        DTI        COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 1.000                                6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 -------------------------------- -------------- -------------- --------------- -----------
          PERIODIC CAP                W.A.           W.A.            W.A.          W.A.
                                    COMBINED       ORIGINAL       REMAINING        LOAN
                                  ORIGINAL LTV      TERM TO        TERM TO          AGE
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 1.000                               83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                              83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------

RANGE OF MAXIMUM INTEREST RATES

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
          MAXIMUM RATE              NUMBER OF          AGGREGATE         PERCENT OF        W.A.    W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY         DTI       COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 10.001 - 10.500                        3              $802,800             0.06%        49.35%      4.412%         679
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 10.501 - 11.000                        41            11,511,282            0.88          46.06       4.867         694
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 11.001 - 11.500                       254            70,222,431            5.38          47.16       5.388         692
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 11.501 - 12.000                       819            220,576,612           16.90         46.49       5.851         679
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 12.001 - 12.500                      1,200           298,749,040           22.90         45.22       6.326         662
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 12.501 - 13.000                      1,299           280,449,625           21.49         43.33       6.816         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 13.001 - 13.500                       973            186,062,413           14.26         42.07       7.317         630
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 13.501 - 14.000                       816            135,138,753           10.36         41.80       7.799         614
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 14.001 - 14.500                       427            61,606,766            4.72          41.26       8.304         611
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 14.501 - 15.000                       263            31,832,469            2.44          40.22       8.767         604
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 15.001 - 15.500                        64             6,301,191            0.48          39.28       9.275         594
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 15.501 - 16.000                        15             1,522,020            0.12          33.82       9.697         665
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 16.001 - 16.500                        1               38,000              0.00          0.00       10.375         726
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 -------------------------------- -------------- -------------- --------------- -----------
          MAXIMUM RATE                W.A.           W.A.            W.A.           W.A.
                                    COMBINED       ORIGINAL       REMAINING         LOAN
                                  ORIGINAL LTV      TERM TO        TERM TO          AGE
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 10.001 - 10.500                     80.00%           360            359            1
 -------------------------------- -------------- -------------- --------------- -----------
 10.501 - 11.000                      73.77           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 11.001 - 11.500                      78.59           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 11.501 - 12.000                      79.47           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 12.001 - 12.500                      80.93           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 12.501 - 13.000                      83.47           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 13.001 - 13.500                      86.57           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 13.501 - 14.000                      88.42           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 14.001 - 14.500                      89.91           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 14.501 - 15.000                      90.23           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 15.001 - 15.500                      90.54           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 15.501 - 16.000                      94.41           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 16.001 - 16.500                      95.00           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                              83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------

RANGE OF MINIMUM INTEREST RATES

 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
          MINIMUM RATE              NUMBER OF          AGGREGATE         PERCENT OF       W.A.     W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY        DTI        COUPON       CREDIT
                                                                         PRINCIPAL                                 SCORE
                                                                          BALANCE
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 4.001 - 4.500                          3              $802,800            0.06%         49.35%      4.412%         679
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 4.501 - 5.000                          40            11,314,682            0.87         46.22        4.854         695
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 5.001 - 5.500                         254            70,222,431            5.38         47.16        5.388         692
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 5.501 - 6.000                         820            220,773,212          16.92         46.48        5.851         679
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 6.001 - 6.500                        1,200           298,749,040          22.90         45.22        6.326         662
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 6.501 - 7.000                        1,299           280,449,625          21.49         43.33        6.816         645
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 7.001 - 7.500                         973            186,062,413          14.26         42.07        7.317         630
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 7.501 - 8.000                         816            135,138,753          10.36         41.80        7.799         614
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 8.001 - 8.500                         427            61,606,766            4.72         41.26        8.304         611
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 8.501 - 9.000                         263            31,832,469            2.44         40.22        8.767         604
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 9.001 - 9.500                          64             6,301,191            0.48         39.28        9.275         594
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 9.501 - 10.000                         15             1,522,020            0.12         33.82        9.697         665
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 10.001 - 10.500                        1               38,000              0.00          0.00       10.375         726
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403        100.00%        44.02%      6.752%         649
 -------------------------------- --------------- -------------------- --------------- ----------- ------------ ------------

 -------------------------------- -------------- -------------- --------------- -----------
          MINIMUM RATE                W.A.           W.A.            W.A.          W.A.
                                    COMBINED       ORIGINAL       REMAINING        LOAN
                                  ORIGINAL LTV      TERM TO        TERM TO          AGE
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 4.001 - 4.500                       80.00%           360            359            1
 -------------------------------- -------------- -------------- --------------- -----------
 4.501 - 5.000                        73.93           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 5.001 - 5.500                        78.59           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 5.501 - 6.000                        79.46           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 6.001 - 6.500                        80.93           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 6.501 - 7.000                        83.47           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 7.001 - 7.500                        86.57           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 7.501 - 8.000                        88.42           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 8.001 - 8.500                        89.91           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 8.501 - 9.000                        90.23           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 9.001 - 9.500                        90.54           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 9.501 - 10.000                       94.41           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 10.001 - 10.500                      95.00           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                              83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        ADJUSTABLE MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT INTEREST ADJUSTMENT DATE

 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
    NEXT RATE ADJUSTMENT DATE       NUMBER OF          AGGREGATE         PERCENT OF       W.A.     W.A. GROSS      W.A.
                                  MORTGAGE LOANS   PRINCIPAL BALANCE      LOANS BY        DTI        COUPON       CREDIT
                                                                          PRINCIPAL                                SCORE
                                                                           BALANCE
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 January 01, 2005                       3              $771,550             0.06%        43.36%      5.648%         680
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 February 01, 2005                      9              2,633,917            0.20          37.31       5.918         658
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 March 01, 2005                         86            19,287,961            1.48          41.34       5.924         650
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 August 01, 2005                        1               198,132             0.02          44.00       6.000         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 September 01, 2005                     5              1,331,000            0.10          43.82       7.497         602
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 April 01, 2006                         5               661,768             0.05          50.55       6.938         597
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 May 01, 2006                           11             2,876,856            0.22          48.59       6.322         659
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 June 01, 2006                          26             5,486,887            0.42          46.92       6.241         635
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 July 01, 2006                          55            12,074,676            0.93          44.37       6.538         652
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 August 01, 2006                       620            115,210,024           8.83          44.84       6.734         641
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 September 01, 2006                   3,585           759,573,734           58.21         44.60       6.868         645
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 October 01, 2006                       10             1,618,600            0.12          47.45       7.142         599
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 April 01, 2007                         2               640,213             0.05          51.38       5.846         619
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 May 01, 2007                           1               280,000             0.02          52.00       6.125         612
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 June 01, 2007                          4               377,722             0.03          41.51       7.516         609
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 July 01, 2007                          14             3,020,699            0.23          31.23       5.774         668
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 August 01, 2007                       188            34,909,680            2.68          43.47       6.591         647
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 September 01, 2007                    869            183,330,406           14.05         43.86       6.758         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 October 01, 2007                       2               350,400             0.03          54.41       6.008         640
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 June 01, 2009                          11             2,093,277            0.16          43.90       5.999         659
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 July 01, 2009                          20             5,440,789            0.42          40.93       6.064         658
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 August 01, 2009                        72            15,793,496            1.21          43.49       6.567         667
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 September 01, 2009                    573            135,614,017           10.39         41.28       6.418         680
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 October 01, 2009                       3              1,237,600            0.09          26.12       6.220         667
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------
 TOTAL:                               6,175         $1,304,813,403         100.00%       44.02%      6.752%         649
 -------------------------------- --------------- -------------------- ---------------- ---------- ------------ ------------

 -------------------------------- -------------- -------------- --------------- -----------
    NEXT RATE ADJUSTMENT DATE         W.A.           W.A.            W.A.          W.A.
                                    COMBINED       ORIGINAL       REMAINING        LOAN
                                  ORIGINAL LTV      TERM TO        TERM TO         AGE
                                                   MATURITY        MATURITY
 -------------------------------- -------------- -------------- --------------- -----------
 January 01, 2005                    84.86%           360            358            2
 -------------------------------- -------------- -------------- --------------- -----------
 February 01, 2005                    77.20           360            359            1
 -------------------------------- -------------- -------------- --------------- -----------
 March 01, 2005                       81.69           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 August 01, 2005                      69.91           360            359            1
 -------------------------------- -------------- -------------- --------------- -----------
 September 01, 2005                   80.97           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 April 01, 2006                       77.60           360            355            5
 -------------------------------- -------------- -------------- --------------- -----------
 May 01, 2006                         84.62           360            356            4
 -------------------------------- -------------- -------------- --------------- -----------
 June 01, 2006                        82.80           360            357            3
 -------------------------------- -------------- -------------- --------------- -----------
 July 01, 2006                        84.56           360            358            2
 -------------------------------- -------------- -------------- --------------- -----------
 August 01, 2006                      81.18           360            359            1
 -------------------------------- -------------- -------------- --------------- -----------
 September 01, 2006                   84.44           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 October 01, 2006                     80.91           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 April 01, 2007                       65.67           360            355            5
 -------------------------------- -------------- -------------- --------------- -----------
 May 01, 2007                         80.00           360            356            4
 -------------------------------- -------------- -------------- --------------- -----------
 June 01, 2007                        80.16           360            357            3
 -------------------------------- -------------- -------------- --------------- -----------
 July 01, 2007                        72.69           360            358            2
 -------------------------------- -------------- -------------- --------------- -----------
 August 01, 2007                      82.20           360            359            1
 -------------------------------- -------------- -------------- --------------- -----------
 September 01, 2007                   83.84           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 October 01, 2007                     72.34           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 June 01, 2009                        83.85           360            357            3
 -------------------------------- -------------- -------------- --------------- -----------
 July 01, 2009                        75.40           360            358            2
 -------------------------------- -------------- -------------- --------------- -----------
 August 01, 2009                      81.99           360            359            1
 -------------------------------- -------------- -------------- --------------- -----------
 September 01, 2009                   79.74           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 October 01, 2009                     80.00           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------
 TOTAL:                              83.33%           360            360            0
 -------------------------------- -------------- -------------- --------------- -----------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of
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